UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)

                                    ________


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                    DATE OF FISCAL YEAR END: JANUARY 31, 2008

                   DATE OF REPORTING PERIOD: JANUARY 31, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.

                                  ANNUAL REPORT




                         Hancock Horizon Family of Funds




                                JANUARY 31, 2008
                       The Advisors' Inner Circle Fund II
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HANCOCK HORIZON FAMILY OF FUNDS                                   [LOGO OMITTED]
                                                                JANUARY 31, 2008
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder Letter............................................................ 2
Economic Overview and Investment Outlook...................................... 3
Investment Philosophy......................................................... 8
Management's Discussion of Fund Performance................................... 9
Disclosure of Fund Expenses.................................................. 24
FINANCIAL STATEMENTS
Schedules of Investments..................................................... 25
Statements of Assets and Liabilities......................................... 37
Statements of Operations..................................................... 39
Statements of Changes in Net Assets.......................................... 40
Financial Highlights......................................................... 44
Notes to Financial Statements................................................ 56
Report of Independent Registered Public Accounting Firm...................... 65
Trustees and Officers of The Advisors' Inner Circle Fund II.................. 66
Notice to Shareholders....................................................... 74



The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1.888.346.6300; and (ii) on the Commission's website at http://www.sec.gov.



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------------------
SHAREHOLDER LETTER
------------------
--------------------------------------------------------------------------------

The past year proved to be an interesting year for the financial markets. Housing woes and problems with "sub-prime" mortgage-backed securities led to credit concerns that affected almost every aspect of the economy and the overall financial market. Unfortunately, the coming year looks to offer even more uncertainty and volatility. Whether the U.S. economy sinks into a recession or skirts it, we believe our disciplined investment style and philosophy will continue to serve us well and provide above-average performance.

OVER $1 BILLION IN ASSETS

We are proud to announce that the Hancock Horizon Funds assets have grown from just $245 million in 2000 to over $1 billion in 2007. We attribute this success to a disciplined asset management style and the ongoing support of Financial Advisors seeking to invest in top quality mutual funds.

INVESTMENT STRENGTH

The Hancock Horizon Equity Funds continued their trend of outstanding performance for the seventh year in a row. The Burkenroad Fund Class A (load waived) was listed in the top 10% of its respective Lipper rankings for the year ending 1/31/08. The Value Fund Trust Class was listed in the top 15% of its Lipper rankings for the same time period and retained its overall five star rating from Morningstar. The Strategic Income Bond Fund Trust Class also had an impressive year, finishing in the top 10% of its respective Lipper rankings for the year ending 1/31/08.

The Hancock Horizon Funds had another successful year in 2007, and we expect to build upon our success in the years to come. We appreciate your support and confidence in our management and look forward to serving your investment needs.

Sincerely,


/s/ Clifton Saik
Clifton Saik
Executive Vice President



Morningstar rankings are based on risk adjusted returns and the Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three- and five-year Morningstar Rating Matrics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variation and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 Star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Hancock Horizon Value Fund was rated against the following number of U.S.-domiciled large value funds over the following time periods: 1,165 funds in the last three years and 930 funds in the last five years. With respect to these large value funds, Hancock Horizon Value Fund received a Morningstar Rating of 4 stars and 5 stars for the three and five year periods, respectively. Past performance is no guarantee of future results. Morningstar rating is for the Trust share class only; other classes may have different performance characteristics.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.


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ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK                          [LOGO OMITTED]
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A LOOK BACK AT 2007

The year began on a reasonably positive note. The 4th quarter of 2006 recorded an above average 3.9% growth rate in real (inflation adjusted) GDP. A slower growth rate was expected during the next 12 months based on trends in leading indicators. Since 2005, the third year of the cyclical expansion, various coincident indicators of economic activity had also showed decelerating patterns normally associated with a maturing business cycle that was on its way to either a "soft landing" or perhaps the second recession since the turn of the century. In the early months of 2007, recession forecasts were based on perceived fallout from the downturn in housing, but the industry had been in a recession for at least a year with a relatively modest impact on the broad economy. In the fourth quarter of 2006, the ECRI leading index of home prices bottomed and rose steadily into 2007. The ISI Home Builders survey also had a decent bounce during the same period. Based on a continuation of then current selling rates, the bloated inventory of homes for sale was projected to reach a normal level by the third quarter of 2007. The Fed added a positive note to the outlook for housing stating that "tentative signs of stabilization have appeared." Housing looked less likely to push the economy into recession and the surge in liquidity that had supported a booming market in securitized mortgages, mergers/acquisitions, private equity deals and derivative securities rolled on. It was clear at the time that lending and related investment practices had become irrational, but the flow of money into increasingly questionable investments was not subsiding. The increasingly speculative credit cycle was beginning to look like a bubble. Unfortunately, it is much easier to identify a bubble in progress than it is to forecast its demise. The final act in this drama could have been years away. In this case, however, it appeared in less than 6 months. In early April, 2007, New Century Financial, a sub-prime mortgage company, filed for bankruptcy. The end for New Century arrived with remarkable speed. Prior to filing, the company had never reported a loss. Existing home sales plunged in the first quarter and by June foreclosures had almost doubled over the preceding 12 months. The ECRI leading index of home prices had turned down once more, and Bear Stearns announced disastrous losses in two highly-margined hedge funds which had made big bets on derivative securities tied to sub-prime mortgages. In July, the rating agencies belatedly began to lower opinions on mortgage related securities, and it became apparent that the risk of default was spreading to other sectors. The major stock market indices declined 10% in the third quarter while a flight to quality began in high-quality income securities that would push U.S. Treasury yields to multi-year lows by year-end. The Federal Reserve cut the discount rate in August and followed up with more cuts in the Fed funds and discount rates through year end. The response of the stock market to Fed rate cuts was limited to a sharp short-term rally in the fourth quarter that brought the major indices back to previous highs. In October, however, multi-billion dollar write-offs of sub-prime backed securities by major financial institutions produced



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----------------------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)
----------------------------------------------------
--------------------------------------------------------------------------------

another 10% sell-off in the indices. There was a minor up-tick in prices from mid-November into year end, but at that point investor sentiment had shifted from hope that Fed ease would forestall an economic downturn to concern that the central bank was "behind that curve." The modest gains recorded by the common stock indices in calendar 2007, disappeared in January 2008 when unexpectedly poor reports on economic activity triggered another sharp sell off.

THE OUTLOOK FOR 2008

Readings on manufacturing activity and employment trends indicate that a pre-recession environment now exists. Odds of a downturn in business activity are greater than 50%. Based on the weight of evidence, an investor's working assumption should be that a recession is likely unless forestalled by Fed easing. On that score the jury is still out. "Behind the curve" still describes how many private economists view Fed policy actions, even after a 75 basis point (.75%) cut in short-term rates in response to the panic sell-off in world markets on January 20-21, 2008. The difficulties in the financial sector, plus the bear market in house prices, make the case for considerably more easing to come. At this writing, the futures market is pricing in another 50 basis points (.50%) reduction at the next scheduled Fed meeting on January 30, 2008.

The last Fed rate cut was large by historical standards but not completely unexpected. An accelerated pace of monetary easing has been anticipated ever since the Fed began lowering short-term interest rates last August. Coincident and leading indicators of economic activity are signaling a rapidly weakening and recession prone economy. It can be many months before monetary policy changes impact economic activity, so Federal Reserve Chairman Bernanke also requested a quick fiscal stimulus package from Congress to stabilize the economy until the Fed's monetary stimulus program kicks in. A $150 billion fiscal stimulus plan is now working its way through Congress. The timeline for implementation assumes that the initial benefits will arrive in the hands of consumers and businesses in early summer. It is expected to be reflected in GDP figures sometime in the third quarter. Only time will tell if policy maker's efforts will work in preventing the usual self-feeding downward spiral that culminates in recession.

The focus of debate is turning to the magnitude and duration of the economic and stock market downturn. There have been many of these cycles in the past. It is probable that we have begun the second economic down cycle of the 21st century. If so, I think it is important for investors to have some idea of what to expect as the cycle unfolds. What follows is some historical data on market/economic cycles and some guesses about how this one might play out. Understanding the nature of bear markets and recessions helps to conquer the emotional responses of fear and panic that lead to irrational investment decisions. Excessive pessimism is as misplaced during contractions as is unbridled optimism during expansions. Forewarned is forearmed.



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                                                                JANUARY 31, 2008
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RECESSIONS

MAGNITUDE: The average real GDP decline during recessions in the post-war period has been -1.8%. Estimating the potential damage from a recession before it exists is impossible. For that matter, recession forecasting in general is a guessing game. It is never obvious until it arrives.

DURATION: The commonly used definition of a recession is two consecutive quarters of decline in real GDP. The National Bureau of Economic Research
(NBER), the official arbiter of what constitutes expansion and contraction in the US economy, does not define recession in that way. In NBER terms "a recession is a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in real GDP, real income, employment, industrial production, and wholesale/retail sales." The two quarters in a row definition grew out of the observation that, more often than not, that's the way it transpired. There have been 10 cycles since World War II. The average duration, peak to trough, was 10 months. The longest contraction lasted 16 months. The NBER has not yet indicated a recession is underway. The data is always backward looking and recession calls are made after the fact. NBER CEO, Martin Feldstein has said, however, that we are on the cusp.

CYCLICAL BEAR MARKETS

MAGNITUDE: Bear markets are usually identified as common stock index declines of 20% or greater. The more severe declines have been associated with recessions. Since the probability of recession is high and we are dealing with a serious financial crisis, this bear cycle, with the Dow Jones and S&P 500 indices down -14% and -15%, respectively, from last October's peaks through January 2008 might have further to run. It is important to note, however, that not all common stocks will perform in lock step with the indices. At last October's peak, which we believe marked the last bull cycle high point for the major indices, less than 10% of all listed stocks were at or above their 12 month highs. Financial and Retail stock groups, for example, had been in bear markets for ten or eleven months with double digit declines already registered. Housing stocks, which are at the epicenter of this financial earthquake, peaked in the fourth quarter of 2005. That's the way market tops are made. When the indices roll over many stocks and groups are already in retreat. When the low point is reached in the broad indices, the opposite situation will prevail. Many stocks and groups will have already bottomed and entered up-trends.

DURATION: Since World War II bear markets in the major indices have lasted 1.7 years on average. The last one, associated with the technology bubble, lasted
2.7 years. The shortest bear market on record was less than two months long. The current downtrend seems to be progressing rather quickly and appears well on its way to pricing in a recession. Nevertheless, it would be best to assume that this one will be of at least average duration. While it is in progress, there will likely be at least one sharp rally that will retrace a portion of the decline. Unfortunately, what often follows is a test of the



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----------------------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)
----------------------------------------------------
--------------------------------------------------------------------------------

previous low before the cycle is complete. Extreme volatility is a common characteristic of bear markets. That's what makes them so difficult for investors to endure. Since 1900, a bear cycle has appeared, on average, every three to four years.

TIMING THE BEGINNING AND END OF THESE CYCLES WITH ANY USEFUL ACCURACY IS IMPOSSIBLE. Investors are better served by maintaining an exposure to common stocks that is appropriate for their particular risk tolerance and time horizon. We remain generally positive on the outlook for common stocks, within the context of a long period of consolidation characterized by a series of cyclical bull and bear markets that produce little gain overall for the major indices. That has been our assessment of the market trend since the bursting of the technology bubble in 2000. So, the emergence of a new cyclical correction in common stock prices is not unexpected. During difficult times it is important to remain focused on the basics, such as buying and holding common stocks whose prices reflect a reasonable relationship to underlying fundamentals. This has always been the conceptual basis for our investment process. It is disciplined, realistic, methodical and perhaps sometimes boring since it is designed to minimize the destructive influence of emotion in the decision making process. It has served us well over the years. Compared to following the fads and fashions of the moment, decisions based on reasoned investing using time-tested fundamentals have proven to be consistently superior over long periods of time. Quality, value, discipline and control of risk, the basic principles of our investment process, will continue to guide us as we seek value-oriented growth for our clients.

THE FOREGOING HISTORICAL STATISTICS PROVIDE GUIDELINES AS TO WHAT WE MIGHT EXPECT FROM THE ECONOMY AND BROAD STOCK MARKET GOING FORWARD, BUT NOTHING IS WRITTEN IN STONE. The anticipated recession may instead turn out to be an extended period of below trend growth. If an economic contraction is avoided, perhaps the typical bear market decline will not occur. Unfortunately, the weight of evidence suggests otherwise. Consequently, investors should be mentally prepared to deal with a lengthy period of volatile markets, economic uncertainty and gloomy stories in the press. Eventually, the economic ship will right itself and we'll sail into another cyclical bull market in equities. The question is when not if.


/s/ John Portwood
John Portwood, CFA
Hancock Bank Chief Investment Strategist



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                                                                JANUARY 31, 2008
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TO DETERMINE IF THE FUND(S) ARE AN APPROPRIATE INVESTMENT FOR YOU, CAREFULLY
CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISK FACTORS, AND CHARGES AND
EXPENSES BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE FUND'S PROSPECTUS, WHICH MAY BE OBTAINED BY CALLING 1-888-346-6300 OR VISITING OUR WEBSITE AT WWW.HANCOCKHORIZONFUNDS.COM. PLEASE READ IT CAREFULLY BEFORE INVESTING.

Mutual fund investing involves risk including the loss of principal. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility.

The Hancock Horizon Funds are distributed by SEI Investments Distribution Co., located in Oaks, PA. SEI Investments Distribution Co. is not affiliated with Hancock Bank or any other affiliate.

The material represents the manager's assessment of the market environment at a specific point in time and should not be relied upon as investment advice.





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THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY
-----------------------------------------------
--------------------------------------------------------------------------------

   High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the Hancock Horizon Treasury Securities Money Market Fund AAA and Aaa, respectively, their highest quality rating for this type of money market fund.
   Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
   With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.



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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                       [LOGO OMITTED]
-------------------------------------------                     JANUARY 31, 2008
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     The PRIME MONEY MARKET FUND (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term A1/P1 commercial paper obligations and repurchase agreements involving U.S. government obligations.
     For the year ended January 31, 2008, the Fund generated a total return of 4.92% for the Institutional Class Shares. This compares to a 5.00% return for the iMoneyNet, Inc. Prime Institutional Average.
     The Fund's holdings consisted of A1/P1 commercial paper and U.S. government collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Prime Money Market Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments.
     The global financial markets were stunned during 2007 by the dramatic downturn in the U.S. housing market and the concurrent meltdown in the "sub-prime" mortgage arena. While sub-prime lending accounts for only a fraction of the overall housing mortgage securities market, the domino effect of the mushrooming defaults sent shock waves throughout the banking system and around the world. The sub-prime fiasco had an impact on the Prime Money Market Fund in that the asset-backed commercial paper market implosion eliminated a large supply of investment paper and incited a "flight to quality" stampede.
     The 2007 downturn in the housing market also created a headwind for an already slowing U.S. economy. The Federal Reserve initiated a program of lowering short-term interest rates in an effort to avoid an economic recession. The Federal Funds' target rate declined sharply from 5.25% to 3.00%. By the Funds' fiscal year end, all short-term interest rates had declined considerably. The 2-year Treasury Note interest rate ended at 2.10%, while the 6-month U.S. Treasury Bill dropped to 2.06% and the 3-month U.S. Treasury Bill dropped to 1.95%.
     Looking ahead, the U.S. economy will likely remain sluggish for several more months, but a recession at this juncture does not appear probable. The housing market will bottom out late 2008 to early 2009. Inflation should remain in check, allowing the Federal Reserve room for additional interest rate cuts if necessary. In all, short-term interest rates will likely remain low until the U.S. economy begins to improve sometime in late 2008.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.



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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
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    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
   HORIZON PRIME MONEY MARKET FUND, INSTITUTIONAL CLASS, VERSUS THE IMONEYNET
                    PRIME INSTITUTIONAL MONEY MARKET AVERAGE

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

           Hancock Horizon Prime Money        IMoneyNet, Inc., Prime
           Market Fund, Institutional Class   Institutional Money Market Average
2/1/06     $10,000                            $10,000
Jan-07      10,499                             10,485
Jan-08      11,016                             11,010

IMONEYNET, INC., PRIME INSTITUTIONAL MONEY MARKET AVERAGE is a widely recognized composite of money market funds that invest primarily in commercial paper. The number of funds in the Average varies.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

---------------------------------------------------
                     ONE-YEAR       ANNUALIZED
                      RETURN    INCEPTION TO DATE
---------------------------------------------------
Institutional Class    4.92%           4.97%
---------------------------------------------------
FOR THE YEAR ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON FEBRUARY 1, 2006.

RETURN SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN REFLECTS FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


                                SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

COMMERCIAL PAPER         35.6%
REPURCHASE AGREEMENTS    64.4%

% of Total Portfolio Investments


     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


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                                                                JANUARY 31, 2008
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     The TREASURY SECURITIES MONEY MARKET FUND (the "Fund") seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations.
     For the year ended January 31, 2008, the Fund generated a total return of 4.10% for the Trust Class Shares, 3.84% for the Institutional Sweep Class Shares and 3.58% for the Class A Shares. This compares to a 4.03% return for the iMoneyNet, Inc., U.S. Treasury & Repo Average, Retail.
     The Fund's holdings consisted of U.S. Treasury Obligations and U.S.
Treasury collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Treasury Securities Money
Market Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAA rating by Standard & Poor's Corporation.
     The global financial markets were stunned during 2007 when a dramatic downturn in the U.S. housing market caused a concurrent meltdown in the "sub-prime" mortgage arena. While sub-prime lending accounts for only a fraction of the overall housing mortgage securities market, the domino effect of the mushrooming defaults sent shock waves throughout the banking system and around the world. The sub-prime fiasco directly impacted the Treasury Securities Money Market Fund when investors' "flight to quality" drove down interest rates on high quality, short-term government investments.
     The 2007 downturn in the housing market also created a headwind for an already slowing U.S. economy. The Federal Reserve initiated a program of lowering short-term interest rates in an effort to avoid an economic recession. The Federal Funds' target rate declined sharply from 5.25% to 3.00%. By the Funds' fiscal year end, all short-term interest rates had declined considerably. The 2-year Treasury Note interest rate ended at 2.10%, while the 6-month U.S. Treasury Bill dropped to 2.06% and the 3-month U.S. Treasury Bill dropped to 1.95%.
     Looking ahead, the U.S. economy will likely remain sluggish for several more months, but a recession at this juncture does not appear probable. The housing market will bottom out late 2008 to early 2009. Inflation should remain in check, allowing the Federal Reserve room for additional interest rate cuts if necessary. In all, short-term interest rates will likely remain low until the U.S. economy begins to improve sometime in late 2008.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.



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MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS,INSTITUTIONAL SWEEP
   CLASS AND CLASS A, VERSUS THE IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

         Hancock Horizon Treasury   Hancock Horizon Treasury       Hancock Horizon Treasury   iMoneyNet Inc.,
         Securities Money Market    Securities Money Market Fund,  Securities Money Market    U.S. Treasury
         Fund, Trust Class          Institutional Sweep Class      Fund, Class A              & Repo Average
5/31/00  $10,000                    $10,000                        $10,000                    $10,000
Jan-01    10,396                     10,379                         10,363                     10,387
Jan-02    10,708                     10,664                         10,621                     10,700
Jan-03    10,821                     10,750                         10,680                     10,807
Jan-04    10,872                     10,774                         10,688                     10,852
Jan-05    10,961                     10,834                         10,727                     10,930
Jan-06    11,255                     11,096                         10,960                     11,209
Jan-07    11,755                     11,560                         11,390                     11,691
Jan-08    12,236                     12,004                         11,797                     12,162

IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE is a widely recognized composite of money market funds that invests in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

     The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

-------------------------------------------------------------------------------------
                          ONE-YEAR    ANNUALIZED      ANNUALIZED       ANNUALIZED
                           RETURN   3-YEAR RETURN   5-YEAR RETURN   INCEPTION TO DATE
-------------------------------------------------------------------------------------
Trust Class                 4.10%        3.73%          2.49%            2.67%
-------------------------------------------------------------------------------------
Institutional Sweep Class   3.84%        3.47%          2.23%            2.41%
-------------------------------------------------------------------------------------
Class A                     3.58%        3.22%          2.01%            2.18%
-------------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

             SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

U.S TREASURY OBLIGATIONS    59.6%
REPURCHASE AGREEMENTS       40.4%

% OF TOTAL PORTFOLIO INVESTMENTS

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

                                      ----
                                       12
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

     The HANCOCK HORIZON STRATEGIC INCOME BOND FUND (the "Fund") seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities and investment grade corporate debt with an intermediate-term maturity structure.
     For the year ended January 31, 2008, the Strategic Income Bond Fund (the "Fund") generated a total return of 8.76% for the Trust Class Shares, 8.43% for the Class A Shares, and 7.65% for the Class C Shares. This compares to an 8.87% return for the Lehman Intermediate U.S. Aggregate Index for the same period. Among the Fund's peers in the Lipper Corporate Debt Funds A- Rated Objective, both the Fund's Trust class and "A" class shares ranked in the top 10% of this category for the year ended January 31.
     During the fiscal year, the Fund's sector allocations shifted moderately. Non-mortgage government agency securities became the largest share of the portfolio at roughly 34%. Government agency mortgage-backed securities comprised the second largest component at 26%. Corporate bonds, U.S. Treasury securities and money market funds rounded out the portfolio at 22%, 13% and 5%, respectively. The year ended with the Fund's average effective maturity modestly shorter at 4.77 years and a weighted average duration of 3.99 years.
     The global financial markets were stunned during 2007 by the dramatic downturn in the U.S. housing market and the concurrent meltdown in the "sub-prime" mortgage arena. While sub-prime lending accounts for only a fraction of the overall housing mortgage securities market, the domino effect of the mushrooming defaults sent shock waves throughout the banking system and around the world. Billions upon billions of dollars of investments had to be written off, casting doubt upon many major financial institutions as to their stability.
     The U.S. economy slowed considerably in 2007 along with the housing market. The Federal Reserve initiated a program of lowering short-term interest rates in an effort to avoid an economic recession. At the Funds' fiscal year end, interest rates had declined considerably with the 2-year Treasury interest rate ending at 2.10%. Interest rates on longer-term securities declined in a similar fashion. The 5-year Treasury note dropped to 2.76% and the 10-year Treasury note dropped to 3.59%.
     Looking ahead, the U.S. economy will likely continue to remain sluggish throughout 2008. A recession at this juncture is possible but not a certainty. The U.S. housing market will not bottom out until late 2008 or possibly early 2009. Despite higher energy prices, inflation appears to be under control. In all, intermediate-term interest rates should be relatively stable this year, making 2008 a very favorable environment for bond investors.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.




                                      ----
                                       13
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD), AND
   CLASS C, VERSUS THE LEHMAN INTERMEDIATE U.S. AGGREGATE INDEX AND THE LIPPER
                     CORPORATE A-RATED DEBT FUNDS OBJECTIVE

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

          Hancock Horizon          Hancock Horizon            Hancock Horizon
          Strategic Income         Strategic Income Bond      Strategic Income    Lehman Intermediate     Lipper Corporate A-Rated
          Bond Fund, Trust Class   Fund, Class A (with load)  Bond Fund, Class C  U.S. Aggregate Index    Debt Funds Objective
5/31/00   $10,000                  $ 9,600                    $10,000             $10,000                 $10,000
Jan-01     10,856                   10,404                     10,792              11,080                  11,079
Jan-02     11,571                   11,064                     11,413              11,935                  11,793
Jan-03     12,469                   11,889                     12,186              12,992                  12,756
Jan-04     12,861                   12,233                     12,444              13,561                  13,597
Jan-05     13,096                   12,426                     12,544              14,026                  14,139
Jan-06     13,230                   12,522                     12,545              14,277                  14,321
Jan-07     13,759                   12,991                     12,950              14,916                  14,871
Jan-08     14,964                   14,087                     13,941              16,240                  15,730

THE LEHMAN INTERMEDIATE AGGREGATE INDEX represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

LIPPER CORPORATE A-RATED DEBT FUNDS OBJECTIVE is comprised of securities rated "A" or better or government issue.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.


                      SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

U.S TREASURY OBLIGATIONS                           12.3%
CORPORATE BONDS                                    21.7%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS        26.3%
U.S. GOVERNMENT AGENCY OBLIGATIONS                 32.7%
EXCHANGE TRADED FUND                                2.5%
CASH EQUIVALENTS                                    4.5%

% OF TOTAL PORTFOLIO INVESTMENTS

     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.

--------------------------------------------------------------------------------
                     ONE-YEAR   ANNUALIZED     ANNUALIZED      ANNUALIZED
                      RETURN  3-YEAR RETURN  5-YEAR RETURN  INCEPTION TO DATE
--------------------------------------------------------------------------------
 Trust Class           8.76%       4.54%          3.71%            5.40%
--------------------------------------------------------------------------------
 Class A               8.43%       4.27%          3.45%            5.13%
--------------------------------------------------------------------------------
 Class A, with load*   4.08%       2.85%          2.60%            4.57%
--------------------------------------------------------------------------------
 Class C               7.65%       3.58%          2.73%            4.43%
--------------------------------------------------------------------------------


FOR PERIODS ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 4.00%.



                                      ----
                                       14
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

     The VALUE FUND seeks long-term capital appreciation with a secondary goal of current income.
     Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
     At January 31, 2008, common stocks represented 95.9% of the Value Fund's assets. The Value Fund's largest holdings were in Financial, Materials, Utilities, and Industrial stocks, while having little or no exposure to Telecommunications or Technology stocks.
     The Value Fund's return for the year ended January 31, 2008 was -1.31% for Trust Class, -1.54% for Class A, and -2.19% for Class C. This compares favorably to the Fund's benchmark, the Russell 1000 Value, and the S&P 500 which returned -5.38% and -2.31%, respectively, for the same period. The Fund's long-term numbers remain quite impressive. According to Lipper Analytical, the Fund's performance since its inception (5/31/00) ranked in the top 10% of all Multicap Value Funds. Trust Class was ranked 14th out of 148, Class A was 18th, and Class C was 26th.
     The Fund greatly benefited by being underweight Financials for the year and was the leading factor for the Fund's outperformance relative to the Russell 1000 Value index. An overweight position in both Industrial and Utilities stocks and stock selection within Financials, Industrials, and Utilities sectors relative the Russell 1000 Value Index also benefited the Fund. An underweight in the Energy sector relative the Russell 1000 Value index was a drag on performance.
     The market has been very "sloppy" for the last fiscal year. While attempting to rally a few times in December, the market could never gain any traction and the bottom fell out in January. The S&P 500 finished negative for the fiscal year, primarily due to poor breadth and tremendous volatility experienced during the last six months. Fears of recession increased, and sub-prime and housing issues continue to be a daily news item. Financial stocks and consumer discretionary stocks which have been tremendous performers in past years led the market averages lower.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.


    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
            HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD), AND
           CLASS C, VERSUS THE RUSSELL 1000 VALUE INDEX AND THE LIPPER
                      MULTI-CAP VALUE FUNDS CLASSIFICATION

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

         Hancock Horizon Value     Hancock Horizon Value Fund,   Hancock Horizon Value    Russell 1000       Lipper Multi-Cap Value
         Fund, Trust Class         Class A (with load)           Fund, Class C            Value Index        Funds Classification
5/31/00  $10,000                   $ 9,475                       $10,000                  $10,000            $10,000
Jan-01    11,012                    10,414                        10,940                   10,706             11,289
Jan-02    10,972                    10,351                        10,808                    9,991             10,842
Jan-03     9,905                     9,326                         9,660                    8,299              8,798
Jan-04    13,147                    12,343                        12,698                   11,254             12,181
Jan-05    15,861                    14,855                        15,164                   12,655             13,392
Jan-06    18,639                    17,417                        17,646                   14,328             15,117
Jan-07    21,404                    19,945                        20,068                   17,076             17,395
Jan-08    21,123                    19,638                        19,628                   16,155             16,303


                                      ----
                                       15
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.


     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                     ONE-YEAR   ANNUALIZED     ANNUALIZED      ANNUALIZED
                      RETURN  3-YEAR RETURN  5-YEAR RETURN  INCEPTION TO DATE
--------------------------------------------------------------------------------
 Trust Class          -1.31%       10.02%        16.35%          10.24%
--------------------------------------------------------------------------------
 Class A              -1.54%        9.75%        16.06%           9.97%
--------------------------------------------------------------------------------
 Class A, with load*  -6.70%        7.80%        14.81%           9.20%
--------------------------------------------------------------------------------
 Class C              -2.19%        8.98%        15.24%           9.19%
--------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.

             SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

HEALTH CARE                   5.6%
CONSUMER STAPLES              8.5%
CONSUMER DISCRETIONARY        9.0%
MATERIALS                    11.5%
ENERGY                       13.3%
UTILITIES                    13.6%
FINANCIALS                   15.6%
INDUSTRIALS                  17.0%
TELECOMMUNICATION SERVICES    1.9%
CASH EQUIVALENTS              4.0%

% OF TOTAL PORTFOLIO INVESTMENTS

               TOP TEN EQUITY HOLDINGS
---------------------------------------------------
                                     Percentage of
                                      Investments
---------------------------------------------------
 1. Monsanto                             3.1%
---------------------------------------------------
 2. Precision Castparts                  2.5%
---------------------------------------------------
 3. FPL Group                            2.2%
---------------------------------------------------
 4. ConocoPhillips                       2.2%
---------------------------------------------------
 5. PPL                                  2.2%
---------------------------------------------------
 6. Hess                                 2.2%
---------------------------------------------------
 7. Cummins                              2.1%
---------------------------------------------------
 8. AT&T                                 2.0%
---------------------------------------------------
 9. Ametek                               1.9%
---------------------------------------------------
10. Lockheed Martin                      1.8%
---------------------------------------------------



                                      ----
                                       16
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompa-nied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.



                                      ----
                                       17
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

     The GROWTH FUND seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
     Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
     At January 31, 2008, common stocks represented 96.0% of the Growth Fund's assets. The Growth Fund's largest holdings were in Consumer Discretionary, Technology, Industrials, and Health Care stocks, while Basic Materials, Telecommunications, and Utility stocks accounted for minimal or no exposure.
     The Growth Fund's return for the year ended January 31, 2008 was -2.49% for Trust Class, -2.69% for Class A, and -3.43% for Class C. This compares unfavorably to the Fund's benchmark, the Russell 1000 Growth, and the S&P 500 which returned 0.51% and -2.30%, respectively, for the same period. While the last year was difficult for the Growth Fund, the Fund's long-term performance remains quite impressive. According to Lipper Analytical, the Fund's performance since its inception (1/31/01) ranked in the top 16% of all Multicap Growth Funds. Trust Class was ranked 39th out of 259, Class A was 44th, and Class C was 50th.
     Consumer Discretionary stocks struggled for the period. As a group they were down more than 15% for the period. Although the Fund was overweight Consumer Discretionary stocks, stock selection was particularly good relative to the benchmark and the interaction was positive for the Fund versus the benchmark. Stock selection within Industrial stocks also benefited relative performance. An underweight in Consumer Staples combined with poor stock selection within that group, and poor stock selection amongst Technology stocks were negative influences on relative performance. In nominal terms, Energy stocks were the best performing group for both the Fund and the Russell 1000 Growth Index.
     The market has been very "sloppy" for the last fiscal year. While attempting to rally a few times in December, the market could never gain any traction and the bottom fell out in January. The S&P 500 finished negative for the fiscal year, primarily due to poor breadth and tremendous volatility experienced during the last six months. Fears of recession increased, and sub-prime and housing issues continue to be a daily news item. Financial stocks and consumer discretionary stocks which have been tremendous performers in past years led the market averages lower.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.





                                      ----
                                       18
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------


    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
           HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD), AND
          CLASS C, VERSUS THE RUSSELL 1000 GROWTH INDEX AND THE LIPPER
                      MULTI-CAP GROWTH FUNDS CLASSIFICATION

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

          Hancock Horizon Growth  Hancock Horizon Growth      Hancock Horizon Growth    Russell 1000   Lipper Multi-Cap Growth
          Fund, Trust Class       Fund, Class A (with load)   Fund, Class C             Growth Index   Funds Classification
1/31/01   $10,000                 $9,475                      $10,000                   $10,000        $10,000
Jan-02     8,876                   8,395                        8,800                     7,312          7,467
Jan-03     7,143                   6,738                        7,014                     5,238          5,416
Jan-04     9,830                   9,257                        9,560                     7,107          7,670
Jan-05    11,018                  10,343                       10,607                     7,157          8,025
Jan-06    13,546                  12,686                       12,908                     7,930          9,511
Jan-07    13,827                  12,912                       13,045                     8,719         10,076
Jan-08    13,482                  12,565                       12,597                     8,764         10,244


RUSSELL 1000 GROWTH INDEX is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.


                                SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

HEALTH CARE                    15.0%
CONSUMER DISCRETIONARY         19.5%
INFORMATION TECHNOLOGY         28.7%
CASH EQUIVALENT                 4.1%
CONSUMER STAPLES                4.4%
FINANCIALS                      5.9%
ENERGY                          7.4%
INDUSTRIALS                    15.0%

% OF TOTAL PORTFOLIO INVESTMENTS


--------------------------------------------------------------------------------
                     ONE-YEAR   ANNUALIZED     ANNUALIZED      ANNUALIZED
                      RETURN  3-YEAR RETURN  5-YEAR RETURN  INCEPTION TO DATE
--------------------------------------------------------------------------------
 Trust Class          -2.49%       6.96%          13.55%         4.36%
--------------------------------------------------------------------------------
 Class A              -2.69%       6.70%          13.27%         4.12%
--------------------------------------------------------------------------------
 Class A, with load*  -7.81%       4.79%          12.06%         3.32%
--------------------------------------------------------------------------------
 Class C              -3.43%       5.90%          12.43%         3.35%
--------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.



                                      ----
                                       19
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONTINUED)
-------------------------------------------------------
--------------------------------------------------------------------------------

                  TOP TEN EQUITY HOLDINGS
--------------------------------------------------
                                     Percentage of
                                      Investments
--------------------------------------------------
 1. MEMC Electronic Materials            2.9%
--------------------------------------------------
 2. Jacobs Engineering Group             2.6%
--------------------------------------------------
 3. SPX                                  2.2%
--------------------------------------------------
 4. Medco Health Solutions               2.2%
--------------------------------------------------
 5. Nvidia                               2.1%
--------------------------------------------------
 6. Baxter International                 2.1%
--------------------------------------------------
 7. Harsco                               1.9%
--------------------------------------------------
 8. Prudential Financial                 1.9%
--------------------------------------------------
 9. Amphenol, Cl A                       1.9%
--------------------------------------------------
10. Becton Dickinson                     1.9%
--------------------------------------------------

     Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.




                                      ----
                                       20
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

     The BURKENROAD FUND seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
     Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
     At January 31, 2008, common stocks represented 98.2% of the Burkenroad Fund's assets. The Burkenroad Fund's largest holdings were in Consumer Discretionary, Industrials, Energy, and Financial stocks, while Telecommunications, Consumer Staples, Utilities, and Information Technology stocks accounted for minimal or no exposure.
     The Burkenroad Fund's return for the year ended January 31, 2008 was -4.14% and -4.40% for Class A and Class D, respectively. These results outperformed the Fund's benchmark, the Russell 2000 which returned -9.79% for that same period. The Fund's long-term numbers remain very impressive. Since it's inception of December 31, 2001, the Fund has returned 12.2% annualized for Class A shareholders and 12.0% annualized for Class D shareholders. This compares very favorably to the Russell 2000 return of 7.8%.
     The Fund greatly benefited from an overweight position in Energy. This, combined with the stock selection within Industrials was the leading factor for the Fund's outperformance relative to the Russell 2000 Index. Also, stock selection within Utilities and Materials contributed to the Fund's positive relative performance. Poor stock selection in Consumer Discretionary relative to the Russell 2000 Index was a drag on performance.
     The market has been very "sloppy" for the last fiscal year. While attempting to rally a few times in December, the market could never gain any traction and the bottom fell out in January. The S&P 500 finished negative for the fiscal year, primarily due to poor breadth and tremendous volatility experienced during the last six months. Fears of recession increased, and sub-prime and housing issues continue to be a daily news item. Financial stocks and consumer discretionary stocks which have been tremendous performers in past years led the market averages lower.

     The views above represent the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any investment.




                                      ----
                                       21
                                      ----

-------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (CONCLUDED)
-------------------------------------------------------
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
              HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD)
               AND CLASS D, VERSUS THE RUSSELL 2000 INDEX, AND THE
                   LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

          Hancock Horizon Burkenroad   Hancock Horizon Burkenroad    Russell 2000     Lipper Small-Cap Value
          Fund, Class A (with load)    Fund, Class D                 Index            Funds Classification
12/31/01  $ 9,475                      $10,000                       $10,000          $10,000
Jan-02      9,506                       10,033                         9,896           10,056
Jan-03      9,024                        9,517                         7,732            8,611
Jan-04     13,165                       13,840                        12,218           13,083
Jan-05     15,881                       16,659                        13,277           14,884
Jan-06     18,635                       19,511                        15,785           17,482
Jan-07     19,919                       20,834                        17,433           19,337
Jan-08     19,094                       19,918                        15,726           17,092

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

     The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

             SECTOR WEIGHTINGS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

UTILITIES                       4.1%
CASH EQUIVALENT                 1.9%
ENERGY                         26.5%
INDUSTRIALS                    20.3%
FINANCIALS                     10.9%
CONSUMER DISCRETIONARY         10.5%
CONSUMER STAPLES                7.7%
MATERIALS                       7.7%
HEALTH CARE                     5.7%
INFORMATION TECHNOLOGY          4.7%

% OF TOTAL PORTFOLIO INVESTMENTS

--------------------------------------------------------------------------------
                     ONE-YEAR   ANNUALIZED     ANNUALIZED      ANNUALIZED
                      RETURN  3-YEAR RETURN  5-YEAR RETURN  INCEPTION TO DATE
--------------------------------------------------------------------------------
 Class A              -4.14%       6.34%         16.17%           12.21%
--------------------------------------------------------------------------------
 Class A, with load*  -9.18%       4.45%         14.92%           11.22%
--------------------------------------------------------------------------------
 Class D              -4.40%       6.13%         15.91%           11.99%
--------------------------------------------------------------------------------

FOR PERIODS ENDED JANUARY 31, 2008. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

* REFERS TO THE INDIVIDUAL MAXIMUM SALES CHARGE OF 5.25%.



                                      ----
                                       22
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

               TOP TEN EQUITY HOLDINGS
--------------------------------------------------
                                     Percentage of
                                      Investments
--------------------------------------------------
 1. Kirby                                3.1%
--------------------------------------------------
 2. Quanex                               2.5%
--------------------------------------------------
 3. Commercial Metals                    2.5%
--------------------------------------------------
 4. Cabot Oil & Gas                      2.4%
--------------------------------------------------
 5. Team                                 2.4%
--------------------------------------------------
 6. Geo Group                            2.4%
--------------------------------------------------
 7. Powell Industries                    2.4%
--------------------------------------------------
 8. Lennox International                 2.3%
--------------------------------------------------
 9. Tupperware Brands                    2.3%
--------------------------------------------------
10. EnergySouth                          2.3%
--------------------------------------------------

     The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
     The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.
     In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
     Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
     This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.



                                      ----
                                       23
                                      ----

---------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
---------------------------------------
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

o HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

--------------------------------------------------------------------------------
                              BEGINNING   ENDING                EXPENSES
                              ACCOUNT     ACCOUNT    ANNUALIZED PAID
                              VALUE       VALUE      EXPENSE    DURING
                              8/1/07      1/31/08    RATIOS     PERIOD*
--------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class................   $1,000.00   $1,023.00  0.23%      $1.17

HYPOTHETICAL 5% RETURN
Trust Class................   $1,000.00   $1,024.05  0.23%      $1.17
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class................   $1,000.00   $1,017.80  0.58%      $2.95
Institutional Sweep Class .    1,000.00    1,016.50  0.83%       4.22
Class A ...................    1,000.00    1,015.30  1.08%       5.49

HYPOTHETICAL 5% RETURN
Trust Class................   $1,000.00   $1,022.28  0.58%      $2.96
Institutional Sweep Class .    1,000.00    1,021.02  0.83%       4.23
Class A ...................    1,000.00    1,019.76  1.08%       5.50
--------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class................   $1,000.00   $1,070.60  0.75%      $3.91
Class A....................    1,000.00    1,068.70  1.00%       5.21
Class C....................    1,000.00    1,065.00  1.75%       9.11

HYPOTHETICAL 5% RETURN
Trust Class ...............   $1,000.00   $1,021.42  0.75%      $3.82
Class A ...................    1,000.00    1,020.16  1.00%       5.09
Class C....................    1,000.00    1,016.38  1.75%       8.89
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class................   $1,000.00   $  953.00  1.02%      $5.02
Class A ...................    1,000.00      951.70  1.27%       6.25
Class C ...................    1,000.00      948.10  2.02%       9.92

HYPOTHETICAL 5% RETURN
Trust Class ...............   $1,000.00   $1,020.06  1.02%      $5.19
Class A ...................    1,000.00    1,018.80  1.27%       6.46
Class C ...................    1,000.00    1,015.02  2.02%      10.26
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class ...............   $1,000.00   $  921.70  1.05%      $5.09
Class A ...................    1,000.00      920.40  1.30%       6.29
Class C ...................    1,000.00      917.00  2.05%       9.91

HYPOTHETICAL 5% RETURN
Trust Class ...............   $1,000.00   $1,019.91  1.05%      $5.35
Class A ...................    1,000.00    1,018.65  1.30%       6.61
Class C ...................    1,000.00    1,014.87  2.05%      10.41
--------------------------------------------------------------------------------
BURKENROAD FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A ...................   $1,000.00   $  948.90  1.40%      $6.88
Class D ...................    1,000.00      947.40  1.65%       8.10

HYPOTHETICAL 5% RETURN
Class A ...................   $1,000.00   $1,018.15  1.40%      $7.12
Class D ...................    1,000.00    1,016.89  1.65%       8.39
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).



                                      ----
                                       24
                                      ----

------------------------
SCHEDULES OF INVESTMENTS                                          [LOGO OMITTED]
------------------------                                        JANUARY 31, 2008
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (A) -- 35.7%
     Asset-Backed -- 2.1%
     Sheffield Receivables 144A
        4.134%, 02/14/08                                  $ 1,000      $    999
--------------------------------------------------------------------------------
     TOTAL ASSET-BACKED                                                     999
--------------------------------------------------------------------------------
     Banks -- 14.6%
     DnB Bank 144A
        3.428%, 02/01/08                                    1,100         1,100
     ExportImport Bank of Korea
        4.433%, 03/12/08                                    1,000           995
     JPMorgan Chase
        2.970%, 04/23/08                                    1,400         1,390
     Skandinaviska Enskilda Banken 144A
        3.235%, 03/20/08                                    1,000           996
     Societe Generale North America
        3.354%, 02/11/08                                    1,400         1,399
     Wells Fargo
        4.211%, 02/01/08                                    1,000         1,000
--------------------------------------------------------------------------------
     TOTAL BANKS                                                          6,880
--------------------------------------------------------------------------------
     Financial Services -- 16.9%
     AIG Funding
        3.814%, 02/20/08                                    1,000           998
     Bayerische Landesbank
        4.291%, 03/11/08                                    1,000           995
     CIT Group 144A
        4.468%, 02/12/08                                    1,000           999
     Danske 144A
        3.210%, 02/28/08                                    1,000           997
     General Electric Capital
        4.174%, 02/08/08                                    1,000           999
     ING US Funding
        3.240%, 02/25/08                                    1,000           998
     Merrill Lynch
        4.414%, 04/01/08                                    1,000           993
     Windmill Funding I 144A
        3.441%, 02/25/08                                    1,000           998
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES                                             7,977
--------------------------------------------------------------------------------
     Insurance -- 2.1%
     Genworth Financial 144A
        4.263%, 02/06/08                                    1,000           999
--------------------------------------------------------------------------------
     TOTAL INSURANCE                                                        999
--------------------------------------------------------------------------------
     TOTAL COMMERCIAL PAPER (COST $16,855)                               16,855
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (B) -- 64.6%
   Lehman Brothers
     2.630%, dated 01/31/08, to
     be repurchased on 02/01/08,
     repurchase price $15,537,279
     (collateralized by a Sovereign
     Agency obligation, par value
     $44,605,000, 8.625%, 01/15/30;
     with a total market value of
     $15,848,602)                                         $15,536       $15,536
   U.S. PaineWebber
     2.750%, dated 01/31/08, to
     be repurchased on 02/01/08,
     repurchase price $15,001,146
     (collateralized by various
     Agency obligations, ranging in
     par values $24,000- $15,100,000,
     0.00%-5.375%, 2/25/08-12/15/23;
     with a total market value of
     $15,303,354)                                          15,000        15,000
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS (COST $30,536)                            30,536
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.3% (COST $47,391)                           $47,391
--------------------------------------------------------------------------------

Percentages are based on net assets of $47,234 (000).

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-Party Repurchase Agreements.

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2008, the value of these securities amounted to $7,088 (000s), representing 15.01% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.




                                      ----
                                       25
                                      ----

------------------------
SCHEDULES OF INVESTMENTS
------------------------
--------------------------------------------------------------------------------

TREASURY SECURITIES MONEY MARKET FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 59.6%
       U.S. Treasury Bills (A)
          3.079%, 02/21/08                                $25,000      $ 24,957
          2.044%, 03/06/08                                 65,000        64,875
          3.164%, 04/03/08                                 50,000        49,729
          3.206%, 06/19/08                                 40,000        39,513
       U.S. Treasury Notes
          4.875%, 04/30/08                                 70,000        70,274
          5.625%, 05/15/08                                100,000       100,954
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
     (COST $350,302)                                                    350,302
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (B) -- 40.3%
       ABN Amro
          1.750%, dated 01/31/08, to
          be repurchased on 02/01/08,
          repurchase price $125,006,076
          (collateralized  by a U.S.
          Treasury Inflation-Indexed
          Bond, par value $105,815,000,
          2.000%, 01/15/14: with a total
          market value of
          $127,500,965)                                   125,000       125,000
       Deutsche Bank
          1.700%, dated 01/31/08, to
          be repurchased on 02/01/08,
          repurchase price $112,058,979
          (collateralized by U.S.
          Treasury Bonds ranging in par
          value $24,679,000-$75,564,000,
          6.250%-12.000% with a total
          market value of
          $114,295,496)                                   112,054       112,054
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS
     (COST $237,054)                                                    237,054
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.9%
     (COST $587,356)                                                   $587,356
--------------------------------------------------------------------------------

Percentages are based on net assets of $587,841 (000).

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-Party Repurchase Agreements.

The accompanying notes are an integral part of the financial statements.



                                      ----
                                       26
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 26.5%
     FHLMC
       7.000%, 12/01/14                                    $    7       $     8
       7.000%, 04/01/15                                        10            10
       5.500%, 08/01/21                                     1,257         1,287
       5.500%, 10/01/36                                     1,373         1,390
       5.000%, 01/01/13                                     1,240         1,265
       5.000%, 10/01/16                                       439           446
       5.000%, 04/01/22                                     1,830         1,853
       4.375%, 07/17/15                                     3,000         3,086
     FNMA
       7.500%, 04/01/15                                        --            --
       7.500%, 12/01/30                                        29            32
       7.000%, 12/01/09                                         4             4
       6.500%, 01/01/32                                       187           195
       6.000%, 08/01/35                                     1,747         1,795
       6.000%, 05/01/36                                     1,236         1,268
       6.000%, 07/01/36                                     1,302         1,336
       5.500%, 06/01/25                                     1,969         2,004
       5.500%, 10/01/34                                       626           635
       5.500%, 01/01/36                                     1,324         1,342
       5.500%, 02/01/36                                     2,184         2,213
       5.500%, 04/01/36                                     1,269         1,286
       5.000%, 10/01/18                                       363           369
       5.000%, 12/01/18                                       416           423
       4.500%, 07/01/18                                     1,003         1,006
       4.000%, 09/01/10                                       850           851
     GNMA
       7.500%, 08/15/12                                        10            10
       7.500%, 09/15/13                                         9             9
       7.500%, 12/20/29                                         3             4
       6.500%, 06/15/08                                        --            --
       6.500%, 10/15/08                                        --            --
       6.500%, 09/15/13                                        27            28
       6.500%, 04/15/14                                        10            11
       6.500%, 03/15/31                                        32            33
       6.500%, 07/15/31                                       408           427
       6.000%, 05/15/28                                         4             5
       6.000%, 09/15/34                                       645           667
       6.000%, 11/15/34                                       249           257
       6.000%, 12/15/34                                       273           282
       5.500%, 01/15/36                                     1,604         1,637
       5.500%, 04/15/36                                     1,256         1,281
       5.000%, 09/15/17                                       282           287
       5.000%, 12/15/17                                       397           404

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
     GNMA -- (continued)
       5.000%, 10/15/18                                    $   36       $    37
       5.000%, 11/15/18                                        37            37
       5.000%, 01/15/19                                       699           710
       5.000%, 03/15/33                                        49            49
       5.000%, 04/15/33                                        23            23
       5.000%, 06/15/33                                        75            75
       4.500%, 02/15/20                                     1,117         1,121
--------------------------------------------------------------------------------
     TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
       OBLIGATIONS (COST $30,810)                                        31,498
--------------------------------------------------------------------------------
CORPORATE BONDS -- 21.9%
     Aerospace & Defense -- 0.9%
     General Dynamics
       4.500%, 08/15/10                                     1,000         1,028
--------------------------------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                                            1,028
--------------------------------------------------------------------------------
     Agriculture -- 1.6%
     Cargill 144A
       4.375%, 06/01/13                                     2,000         1,948
--------------------------------------------------------------------------------
     TOTAL AGRICULTURE                                                    1,948
--------------------------------------------------------------------------------
     Banks -- 0.8%
     Citigroup
       5.300%, 01/07/16                                     1,000           998
--------------------------------------------------------------------------------
     TOTAL BANKS                                                            998
--------------------------------------------------------------------------------
     Chemicals -- 1.7%
     Dow Chemical
       6.000%, 10/01/12                                     1,000         1,066
     E.I. Du Pont de Nemours
       4.125%, 04/30/10                                     1,000         1,013
--------------------------------------------------------------------------------
     TOTAL CHEMICALS                                                      2,079
--------------------------------------------------------------------------------
     Electrical Services & Equipment -- 2.7%
     Central Power & Light, MBIA Insured
       7.125%, 02/01/08                                     1,000         1,000
     Pacificorp
       6.900%, 11/15/11                                       793           868
     PSEG Power
       3.750%, 04/01/09                                     1,300         1,297
--------------------------------------------------------------------------------
     TOTAL ELECTRICAL SERVICES & EQUIPMENT                                3,165
--------------------------------------------------------------------------------



                                      ----
                                       27
                                      ----

-----------------------
SCHEDULES OF INVESTMENT
-----------------------
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
     Financial Services -- 6.2%
     Boeing Capital
       6.500%, 02/15/12                                   $ 1,000       $ 1,096
     Countrywide Home Loans MTN
       4.125%, 09/15/09                                     1,000           892
     Ford Motor Credit
       7.375%, 02/01/11                                       650           594
     General Electric Capital MTN, Ser A
       6.875%, 11/15/10                                       500           542
     Lehman Brothers Holdings
       7.000%, 02/01/08                                     1,000         1,000
     Merrill Lynch
       6.050%, 05/16/16                                     1,000           999
     Morgan Stanley
       5.550%, 04/27/17                                       970           967
     Washington Mutual Bank
       5.125%, 01/15/15                                     1,500         1,308
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES                                             7,398
--------------------------------------------------------------------------------
     Food, Beverage & Tobacco -- 0.5%
     Campbell Soup
       6.750%, 02/15/11                                       500           542
--------------------------------------------------------------------------------
     TOTAL FOOD, BEVERAGE & TOBACCO                                         542
--------------------------------------------------------------------------------
     Medical Products & Services -- 0.5%
     Medco Health Solutions
       7.250%, 08/15/13                                       500           552
--------------------------------------------------------------------------------
     TOTAL MEDICAL PRODUCTS & SERVICES                                      552
--------------------------------------------------------------------------------
     Oil Exploration & Production -- 0.7%
     Anadarko Petroleum
       5.000%, 10/01/12                                       850           872
--------------------------------------------------------------------------------
     TOTAL OIL EXPLORATION & PRODUCTION                                     872
--------------------------------------------------------------------------------
     Printing & Publishing -- 0.9%
     Gannett
       5.750%, 06/01/11                                     1,000         1,032
--------------------------------------------------------------------------------
     TOTAL PRINTING & PUBLISHING                                          1,032
--------------------------------------------------------------------------------
     Retail -- 2.6%
     Target
       5.375%, 06/15/09                                       500           512
       5.375%, 05/01/17                                     1,000           993
     Wal-Mart Stores
       4.000%, 01/15/10                                     1,000         1,015


--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                               (000)         (000)
--------------------------------------------------------------------------------
     Retail -- (continued)
     Yum! Brands
       6.250%, 04/15/16                                    $  500       $   517
--------------------------------------------------------------------------------
     TOTAL RETAIL                                                         3,037
--------------------------------------------------------------------------------
     Telephones & Telecommunication -- 2.4%
     Alltel
       6.500%, 11/01/13                                     1,000           782
     BellSouth
       6.000%, 10/15/11                                     1,000         1,055
     SBC Communications
       5.875%, 08/15/12                                     1,000         1,058
--------------------------------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATION                                 2,895
--------------------------------------------------------------------------------
     Utilities -- 0.4%
     Alabama Power
       5.375%, 10/01/08                                       500           504
--------------------------------------------------------------------------------
     TOTAL UTILITIES                                                        504
--------------------------------------------------------------------------------
     TOTAL CORPORATE BONDS (COST $26,161)                                26,050
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 33.1%
     FFCB
       5.540%, 11/07/16                                     1,500         1,654
       4.450%, 06/01/15                                     2,500         2,587
     FHLB
       5.250%, 06/10/11                                     3,000         3,210
       5.000%, 03/09/12                                     1,250         1,333
       5.000%, 12/09/16                                     1,000         1,064
       5.000%, 11/17/17                                       500           530
       5.000%, 12/08/17                                     1,000         1,060
       4.750%, 03/13/09                                     1,000         1,023
       4.750%, 12/09/11                                     1,500         1,585
       4.625%, 11/21/08                                     1,000         1,015
       4.500%, 06/21/10                                     1,500         1,558
       4.500%, 09/14/12                                     1,000         1,046
       4.375%, 06/08/12                                     1,000         1,042
       4.000%, 11/13/09                                     2,000         2,045
     FHLMC
       7.000%, 03/15/10                                     1,500         1,631
       5.250%, 04/18/16                                     1,000         1,075
       5.125%, 08/23/10                                     2,000         2,110
       4.750%, 01/18/11                                     3,000         3,144
     FNMA
       6.250%, 05/15/29                                     1,500         1,779
       5.500%, 03/15/11                                     1,500         1,608



                                      ----
                                       28
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE AMOUNT      VALUE
DESCRIPTION                                           (000)/SHARES      (000)
--------------------------------------------------------------------------------
     FNMA -- (continued)
       5.250%, 08/01/12                                   $ 1,000      $  1,066
       5.000%, 09/18/09 (A)                                 1,500         1,555
       5.000%, 02/13/17                                       500           532
       5.000%, 11/01/21                                     1,939         1,966
       4.140%, 02/04/15                                     2,000         2,014
--------------------------------------------------------------------------------
     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
       (COST $37,477)                                                    39,232
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.4%
     U.S. Treasury Bond
       5.375%, 02/15/31                                       740           848
     U.S. Treasury Notes
       4.625%, 07/31/12                                     2,000         2,158
       4.500%, 02/15/16                                     1,100         1,180
       4.250%, 08/15/14                                     4,000         4,257
       4.250%, 11/15/14                                     2,500         2,656
       4.125%, 08/31/12                                       500           529
       3.500%, 12/15/09                                     3,000         3,075
--------------------------------------------------------------------------------
     TOTAL U.S. TREASURY OBLIGATIONS
       (COST $13,801)                                                    14,703
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND -- 2.5%
       iShares iBoxx Investment Grade
          Corporate Bond Fund                              27,400         2,948
--------------------------------------------------------------------------------
     TOTAL EXCHANGE TRADED FUND (COST $2,886)                             2,948
--------------------------------------------------------------------------------
CASH EQUIVALENT (B) (C) -- 4.6%
       Hancock Horizon Prime Money
          Market Fund, 3.400%                           5,403,897         5,404
--------------------------------------------------------------------------------
     TOTAL CASH EQUIVALENT (COST $5,404)                                  5,404
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS -- 101.0%
       (COST $116,539)                                                 $119,835
--------------------------------------------------------------------------------

Percentages are based on net assets of $118,690 (000).

(A) Step Bond -- The rate reflected on the Schedule of Investments is the effective rate yield on January 31, 2008. The coupon on a step bond changes on a specified date.

(B) The rate shown is the 7-day effective yield as of January 31, 2008.

(C) Investment in affiliated company (see Note 3).

FFCB -- Federal Farm Credit Bank

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

MBIA -- Municipal Bond Investors Assurance

MTN -- Medium Term Note

Ser - Series

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2008, the value of these securities amounted to $1,948 (000), representing 1.64% of the net assets of the Fund

Amount designated as "--" are $0 (000) or have been rounded to $0 (000).

The accompanying notes are an integral part of the financial statements.



                                      ----
                                       29
                                      ----

------------------------
SCHEDULES OF INVESTMENTS
------------------------
--------------------------------------------------------------------------------

VALUE FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
     Advertising Agencies -- 1.4%
       Omnicom Group                                       47,000      $  2,132
--------------------------------------------------------------------------------
     TOTAL ADVERTISING AGENCIES                                           2,132
--------------------------------------------------------------------------------
     Aerospace & Defense -- 5.0%
       Lockheed Martin                                     25,000         2,698
       Raytheon                                            40,000         2,606
       Rockwell Collins                                    36,000         2,275
--------------------------------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                                            7,579
--------------------------------------------------------------------------------
     Agriculture -- 2.9%
       Monsanto                                            40,000         4,498
--------------------------------------------------------------------------------
     TOTAL AGRICULTURE                                                    4,498
--------------------------------------------------------------------------------
     Automotive -- 3.0%
       Johnson Controls                                    69,000         2,441
       Paccar                                              45,000         2,111
--------------------------------------------------------------------------------
     TOTAL AUTOMOTIVE                                                     4,552
--------------------------------------------------------------------------------
     Banks -- 3.0%
       Bank of New York Mellon                             48,000         2,238
       State Street                                        28,000         2,300
--------------------------------------------------------------------------------
     TOTAL BANKS                                                          4,538
--------------------------------------------------------------------------------
     Chemicals -- 4.3%
       Albemarle                                           60,000         2,175
       Eastman Chemical                                    38,000         2,511
       Lubrizol                                            36,000         1,894
--------------------------------------------------------------------------------
     TOTAL CHEMICALS                                                      6,580
--------------------------------------------------------------------------------
     Communication & Media -- 1.4%
       CBS, Cl B                                           84,000         2,116
--------------------------------------------------------------------------------
     TOTAL COMMUNICATION & MEDIA                                          2,116
--------------------------------------------------------------------------------
     Containers & Packaging -- 1.5%
       Ball                                                50,000         2,294
--------------------------------------------------------------------------------
     TOTAL CONTAINERS & PACKAGING                                         2,294
--------------------------------------------------------------------------------
     Cosmetics & Toiletries -- 1.5%
       Colgate Palmolive                                   30,000         2,310
--------------------------------------------------------------------------------
     TOTAL COSMETICS & TOILETRIES                                         2,310
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Drugs -- 4.0%
       Bristol-Myers Squibb                                82,000      $  1,902
       Eli Lilly                                           40,000         2,061
       Merck                                               48,000         2,221
--------------------------------------------------------------------------------
     TOTAL DRUGS                                                          6,184
--------------------------------------------------------------------------------
     Electrical Services -- 1.4%
       Duke Energy                                        117,000         2,183
--------------------------------------------------------------------------------
     TOTAL ELECTRICAL SERVICES                                            2,183
--------------------------------------------------------------------------------
     Electrical Utilities -- 12.1%
       American Electric Power                             50,000         2,141
       Constellation Energy Group                          28,000         2,631
       FirstEnergy                                         35,000         2,493
       FPL Group                                           50,000         3,224
       PPL                                                 65,000         3,180
       Public Service Enterprise                           26,000         2,496
       Southern                                            66,000         2,399
--------------------------------------------------------------------------------
     TOTAL ELECTRICAL UTILITIES                                          18,564
--------------------------------------------------------------------------------
     Financial Services -- 1.5%
       Northern Trust                                      32,000         2,347
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES                                             2,347
--------------------------------------------------------------------------------
     Food, Beverage & Tobacco -- 5.5%
       Kroger                                              90,000         2,290
       Molson Coors Brewing, Cl B                          50,000         2,233
       PepsiAmericas                                       73,000         1,799
       Reynolds American                                   32,000         2,027
--------------------------------------------------------------------------------
     TOTAL FOOD, BEVERAGE & TOBACCO                                       8,349
--------------------------------------------------------------------------------
     Household Durables -- 1.3%
       Fortune Brands Inc.                                 29,000         2,028
--------------------------------------------------------------------------------
     TOTAL HOUSEHOLD DURABLES                                             2,028
--------------------------------------------------------------------------------
     Household Products -- 3.1%
       Energizer Holdings*                                 24,000         2,247
       Whirlpool                                           30,000         2,553
--------------------------------------------------------------------------------
     TOTAL HOUSEHOLD PRODUCTS                                             4,800
--------------------------------------------------------------------------------
     Industrials -- 3.6%
       Cummins                                             64,000         3,090
       Emerson Electric                                    48,000         2,440
--------------------------------------------------------------------------------
     TOTAL INDUSTRIALS                                                    5,530
--------------------------------------------------------------------------------




                                      ----
                                       30
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Insurance -- 9.6%
       ACE Ltd.                                            40,000      $  2,334
       Chubb                                               40,000         2,072
       Cincinnati Financial                                55,000         2,120
       Hartford Financial Services
        Group                                              25,000         2,019
       Metlife                                             35,000         2,064
       Safeco                                              31,000         1,654
       Travelers                                           50,000         2,405
--------------------------------------------------------------------------------
     TOTAL INSURANCE                                                     14,668
--------------------------------------------------------------------------------
     Investment Management Companies -- 1.5%
       Federated Investors                                 55,000         2,341
--------------------------------------------------------------------------------
     TOTAL INVESTMENT MANAGEMENT COMPANIES                                2,341
--------------------------------------------------------------------------------
     Machinery -- 1.5%
       Parker Hannifin                                     33,000         2,231
--------------------------------------------------------------------------------
     TOTAL MACHINERY                                                      2,231
--------------------------------------------------------------------------------
     Managed Health Care -- 1.6%
       Aetna                                               46,000         2,450
--------------------------------------------------------------------------------
     TOTAL MANAGED HEALTH CARE                                            2,450
--------------------------------------------------------------------------------
     Manufacturing -- 1.4%
       Eaton                                               25,000         2,069
--------------------------------------------------------------------------------
     TOTAL MANUFACTURING                                                  2,069
--------------------------------------------------------------------------------
     Metals & Mining -- 5.2%
       Alcoa                                               75,000         2,482
       Allegheny Technologies                              25,000         1,760
       Precision Castparts                                 32,000         3,642
--------------------------------------------------------------------------------
     TOTAL METALS & MINING                                                7,884
--------------------------------------------------------------------------------
     Oil Drilling & Refining -- 1.4%
       ENSCO International                                 42,000         2,147
--------------------------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                                          2,147
--------------------------------------------------------------------------------
     Petroleum & Fuel Products -- 1.3%
       Halliburton                                         62,000         2,057
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        2,057
--------------------------------------------------------------------------------
     Petroleum Refining -- 10.6%
       ConocoPhillips                                      40,000         3,213
       Exxon Mobil                                         27,000         2,333
       Hess                                                35,000         3,179
       Marathon Oil                                        50,000         2,342


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Petroleum Refining -- (continued)
       Murphy Oil                                          35,300      $  2,596
       Sunoco                                              40,000         2,488
--------------------------------------------------------------------------------
     TOTAL PETROLEUM REFINING                                            16,151
--------------------------------------------------------------------------------
     Retail -- 1.6%
       McDonald's                                          45,000         2,410
--------------------------------------------------------------------------------
     TOTAL RETAIL                                                         2,410
--------------------------------------------------------------------------------
     Telephones & Telecommunication -- 1.9%
       AT&T                                                75,000         2,887
--------------------------------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATION                                 2,887
--------------------------------------------------------------------------------
     Utilities -- 1.8%
       Ametek                                              63,000         2,774
--------------------------------------------------------------------------------
     TOTAL UTILITIES                                                      2,774
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK (COST $126,837)                                 146,653
--------------------------------------------------------------------------------
CASH EQUIVALENT (A) (B) -- 4.0%
     Hancock Horizon Prime Money
         Market Fund, 3.400%                            6,128,729         6,129
--------------------------------------------------------------------------------
     TOTAL CASH EQUIVALENT (COST $6,129)                                  6,129
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS -- 99.9%
       (COST $132,966)                                                 $152,782
--------------------------------------------------------------------------------

Percentages are based on net assets of $152,862 (000).

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of January 31, 2008.

(B) Investment in affiliated company (see Note 3).

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.



                                      ----
                                       31
                                      ----

------------------------
SCHEDULES OF INVESTMENTS
------------------------
--------------------------------------------------------------------------------

GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
     Aerospace & Defense -- 1.6%
        United Technologies                                20,000      $  1,468
--------------------------------------------------------------------------------
     TOTAL AEROSPACE & DEFENSE                                            1,468
--------------------------------------------------------------------------------
     Asset Management & Custody Banks -- 1.3%
        Eaton Vance                                        33,000         1,230
--------------------------------------------------------------------------------
     TOTAL ASSET MANAGEMENT & CUSTODY BANKS                               1,230
--------------------------------------------------------------------------------
     Automotive -- 1.9%
        Harsco                                             30,000         1,708
--------------------------------------------------------------------------------
     TOTAL AUTOMOTIVE                                                     1,708
--------------------------------------------------------------------------------
     Computer & Electronics Retail -- 1.7%
        Best Buy                                           31,000         1,513
--------------------------------------------------------------------------------
     TOTAL COMPUTER & ELECTRONICS RETAIL                                  1,513
--------------------------------------------------------------------------------
     Computers & Services -- 9.3%
        Cisco Systems*                                     60,000         1,470
        CommScope*                                         29,000         1,286
        Dell*                                              55,000         1,102
        Hewlett-Packard                                    35,000         1,531
        International Business
          Machines                                         14,000         1,503
        Qualcomm                                           37,000         1,570
--------------------------------------------------------------------------------
     TOTAL COMPUTERS & SERVICES                                           8,462
--------------------------------------------------------------------------------
     Consumer Products -- 1.8%
        Nike, Cl B                                         26,000         1,606
--------------------------------------------------------------------------------
     TOTAL CONSUMER PRODUCTS                                              1,606
--------------------------------------------------------------------------------
     Data Processing & Outsourced Services -- 1.3%
        Computer Sciences*                                 28,000         1,185
--------------------------------------------------------------------------------
     TOTAL DATA PROCESSING & OUTSOURCED SERVICES                          1,185
--------------------------------------------------------------------------------
     Drug Retail -- 1.7%
        CVS Caremark                                       39,000         1,524
--------------------------------------------------------------------------------
     TOTAL DRUG RETAIL                                                    1,524
--------------------------------------------------------------------------------
     Drugs -- 4.9%
        McKesson                                           23,000         1,444
        Medco Health Solutions*                            38,000         1,903
        Schering-Plough                                    56,000         1,096
--------------------------------------------------------------------------------
     TOTAL DRUGS                                                          4,443
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Electronic Components & Equipment -- 5.0%
        Amphenol, Cl A                                     42,000      $  1,678
        Arrow Electronics*                                 37,000         1,266
        Avnet*                                             46,000         1,638
--------------------------------------------------------------------------------
     TOTAL ELECTRONIC COMPONENTS & EQUIPMENT                              4,582
--------------------------------------------------------------------------------
     Entertainment -- 1.5%
        Walt Disney                                        45,000         1,347
--------------------------------------------------------------------------------
     TOTAL ENTERTAINMENT                                                  1,347
--------------------------------------------------------------------------------
     Financial Services -- 1.4%
        Raymond James Financial                            45,000         1,264
--------------------------------------------------------------------------------
     TOTAL FINANCIAL SERVICES                                             1,264
--------------------------------------------------------------------------------
     Food, Beverage & Tobacco -- 1.2%
        SUPERVALU                                          36,000         1,082
--------------------------------------------------------------------------------
     TOTAL FOOD, BEVERAGE & TOBACCO                                       1,082
--------------------------------------------------------------------------------
     Hotels & Lodging -- 1.7%
        Carnival                                           35,000         1,557
--------------------------------------------------------------------------------
     TOTAL HOTELS & LODGING                                               1,557
--------------------------------------------------------------------------------
     Household Products -- 1.8%
        Snap-On                                            33,000         1,621
--------------------------------------------------------------------------------
     TOTAL HOUSEHOLD PRODUCTS                                             1,621
--------------------------------------------------------------------------------
     Insurance -- 1.8%
        Prudential Financial                               20,000         1,687
--------------------------------------------------------------------------------
     TOTAL INSURANCE                                                      1,687
--------------------------------------------------------------------------------
     Investment Management Companies -- 1.4%
        Janus Capital                                      46,000         1,242
--------------------------------------------------------------------------------
     TOTAL INVESTMENT MANAGEMENT COMPANIES                                1,242
--------------------------------------------------------------------------------
     Machinery -- 2.7%
        Kennametal                                         38,000         1,164
        Lincoln Electric Holdings                          21,000         1,295
--------------------------------------------------------------------------------
     TOTAL MACHINERY                                                      2,459
--------------------------------------------------------------------------------
     Managed Health Care -- 1.7%
        UnitedHealth Group                                 31,000         1,576
--------------------------------------------------------------------------------
     TOTAL MANAGED HEALTH CARE                                            1,576
--------------------------------------------------------------------------------



                                      ----
                                       32
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Manufacturing -- 2.1%
        SPX                                                19,000      $  1,911
--------------------------------------------------------------------------------
     TOTAL MANUFACTURING                                                  1,911
--------------------------------------------------------------------------------
     Medical Products & Services -- 8.4%
        Baxter International                               30,000         1,822
        Becton Dickinson                                   19,000         1,644
        Intuitive Surgical*                                 6,400         1,626
        Thermo Fisher Scientific*                          26,000         1,339
        WellPoint*                                         16,000         1,251
--------------------------------------------------------------------------------
     TOTAL MEDICAL PRODUCTS & SERVICES                                    7,682
--------------------------------------------------------------------------------
     Movies & Entertainment -- 1.4%
        Viacom, Cl B*                                      34,000         1,318
--------------------------------------------------------------------------------
     TOTAL MOVIES & ENTERTAINMENT                                         1,318
--------------------------------------------------------------------------------
     Oil & Gas Exploration & Production -- 1.4%
        Forest Oil*                                        28,000         1,266
--------------------------------------------------------------------------------
     TOTAL OIL & GAS EXPLORATION & PRODUCTION                             1,266
--------------------------------------------------------------------------------
     Oil Drilling & Refining -- 1.6%
        Schlumberger Ltd.                                  20,000         1,509
--------------------------------------------------------------------------------
     TOTAL OIL DRILLING & REFINING                                        1,509
--------------------------------------------------------------------------------
     Petroleum & Fuel Products -- 3.0%
        Smith International                                21,000         1,139
        XTO Energy                                         30,000         1,558
--------------------------------------------------------------------------------
     TOTAL PETROLEUM & FUEL PRODUCTS                                      2,697
--------------------------------------------------------------------------------
     Petroleum Refining -- 1.4%
        Chevron                                            15,000         1,267
--------------------------------------------------------------------------------
     TOTAL PETROLEUM REFINING                                             1,267
--------------------------------------------------------------------------------
     Printing & Publishing -- 1.5%
        RR Donnelley & Sons                                40,000         1,396
--------------------------------------------------------------------------------
     TOTAL PRINTING & PUBLISHING                                          1,396
--------------------------------------------------------------------------------
     Research & Development -- 2.5%
        Jacobs Engineering Group*                          30,000         2,293
--------------------------------------------------------------------------------
     TOTAL RESEARCH & DEVELOPMENT                                         2,293
--------------------------------------------------------------------------------
     Retail -- 11.3%
        Abercrombie & Fitch, Cl A                          20,000         1,594
        Autozone*                                          12,000         1,451
        Dick's Sporting Goods*                             48,000         1,562


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Retail -- (continued)
        GameStop, Cl A*                                    30,990      $  1,603
        Gap                                                69,000         1,319
        Safeway                                            46,000         1,426
        TJX                                                42,000         1,325
--------------------------------------------------------------------------------
     TOTAL RETAIL                                                        10,280
--------------------------------------------------------------------------------
     Semi-Conductors -- 1.3%
        Intel                                              55,000         1,166
--------------------------------------------------------------------------------
     TOTAL SEMI-CONDUCTORS                                                1,166
--------------------------------------------------------------------------------
     Semi-Conductors & Instruments -- 8.8%
        Applied Materials                                  72,000         1,290
        Lam Research*                                      30,000         1,152
        MEMC Electronic Materials*                         35,000         2,501
        Nvidia*                                            75,000         1,844
        Texas Instruments                                  40,780         1,262
--------------------------------------------------------------------------------
     TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                  8,049
--------------------------------------------------------------------------------
     Telecom Services -- 1.4%
        Neustar*                                           44,000         1,307
--------------------------------------------------------------------------------
     TOTAL TELECOM SERVICES                                               1,307
--------------------------------------------------------------------------------
     Telephones & Telecommunication -- 1.6%
        Harris                                             27,000         1,477
--------------------------------------------------------------------------------
     TOTAL TELEPHONES & TELECOMMUNICATION                                 1,477
--------------------------------------------------------------------------------
     Transportation Services -- 2.6%
        Oshkosh Truck                                      25,000         1,144
        Trinity Industries                                 45,000         1,274
--------------------------------------------------------------------------------
     TOTAL TRANSPORTATION SERVICES                                        2,418
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK (COST $77,069)                                   87,592
--------------------------------------------------------------------------------
CASH EQUIVALENT (A) (B) -- 4.1%
     Hancock Horizon Prime Money
        Market Fund, 3.400%                             3,757,880         3,758
--------------------------------------------------------------------------------
     TOTAL CASH EQUIVALENT (COST $3,758)                                  3,758
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS -- 100.1%
       (COST $80,827)                                                   $91,350
--------------------------------------------------------------------------------

Percentages are based on net assets of $91,243 (000).
* Non-income producing security.
(A) The rate shown is the 7-day effective yield as of January 31, 2008.
(B) Investment in affiliated company (see Note 3).
Cl -- Class
Ltd -- Limited
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                      ----
                                       33
                                      ----

------------------------
SCHEDULES OF INVESTMENTS
------------------------
--------------------------------------------------------------------------------

BURKENROAD FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%
     Banks -- 4.9%
        IBERIABANK                                          9,000       $   463
        Midsouth Bancorp                                   11,116           255
        Prosperity Bancshares                              14,000           402
        Teche Holding                                       4,000           149
--------------------------------------------------------------------------------
     TOTAL BANKS                                                          1,269
--------------------------------------------------------------------------------
     Building & Construction -- 4.0%
        Lennox International                               16,000           595
        Rollins                                            24,000           427
--------------------------------------------------------------------------------
     TOTAL BUILDING & CONSTRUCTION                                        1,022
--------------------------------------------------------------------------------
     Commercial Services -- 2.3%
        Team*                                              20,000           601
--------------------------------------------------------------------------------
     TOTAL COMMERCIAL SERVICES                                              601
--------------------------------------------------------------------------------
     Computers & Services -- 2.4%
        Arris Group*                                       30,000           264
        Dycom Industries*                                  15,000           354
--------------------------------------------------------------------------------
     TOTAL COMPUTERS & SERVICES                                             618
--------------------------------------------------------------------------------
     Correctional Institutions -- 2.3%
        Geo Group*                                         25,000           598
--------------------------------------------------------------------------------
     TOTAL CORRECTIONAL INSTITUTIONS                                        598
--------------------------------------------------------------------------------
     Drugs -- 1.8%
        Sciele Pharma*                                     20,000           478
--------------------------------------------------------------------------------
     TOTAL DRUGS                                                            478
--------------------------------------------------------------------------------
     Electronic Components & Equipment -- 0.9%
        FARO Technologies*                                 10,000           239
--------------------------------------------------------------------------------
     TOTAL ELECTRONIC COMPONENTS & EQUIPMENT                                239
--------------------------------------------------------------------------------
     Entertainment -- 1.4%
        Cinemark Holdings                                  25,000           357
--------------------------------------------------------------------------------
     TOTAL ENTERTAINMENT                                                    357
--------------------------------------------------------------------------------
     Food, Beverage & Tobacco -- 2.3%
        National Beverage                                  36,000           256
        Sanderson Farms                                    10,000           336
--------------------------------------------------------------------------------
     TOTAL FOOD, BEVERAGE & TOBACCO                                         592
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Forestry -- 1.4%
        Deltic Timber                                       7,000        $  373
--------------------------------------------------------------------------------
     TOTAL FORESTRY                                                         373
--------------------------------------------------------------------------------
     Gas & Natural Gas -- 2.2%
        EnergySouth                                        10,000           579
--------------------------------------------------------------------------------
     TOTAL GAS & NATURAL GAS                                                579
--------------------------------------------------------------------------------
     Household Products -- 2.3%
        Tupperware Brands                                  16,000           592
--------------------------------------------------------------------------------
     TOTAL HOUSEHOLD PRODUCTS                                               592
--------------------------------------------------------------------------------
     Insurance -- 3.1%
        Hallmark Financial Services*                       28,000           364
        Infinity Property & Casualty                       11,000           439
--------------------------------------------------------------------------------
     TOTAL INSURANCE                                                        803
--------------------------------------------------------------------------------
     Leasing & Renting -- 1.6%
        Aaron Rents                                        21,000           401
--------------------------------------------------------------------------------
     TOTAL LEASING & RENTING                                                401
--------------------------------------------------------------------------------
     Manufacturing -- 6.6%
        Acuity Brands                                      10,000           455
        AZZ*                                               11,000           372
        Flowers Foods                                      21,000           504
        Pilgrim's Pride                                    15,000           366
--------------------------------------------------------------------------------
     TOTAL MANUFACTURING                                                  1,697
--------------------------------------------------------------------------------
     Medical Products & Services -- 3.8%
        Immucor*                                           15,000           432
        Pediatrix Medical Group*                            8,000           545
--------------------------------------------------------------------------------
     TOTAL MEDICAL PRODUCTS & SERVICES                                      977
--------------------------------------------------------------------------------
     Metals & Mining -- 6.2%
        CARBO Ceramics                                     10,000           343
        Commercial Metals                                  22,000           624
        Quanex                                             12,000           629
--------------------------------------------------------------------------------
     TOTAL METALS & MINING                                                1,596
--------------------------------------------------------------------------------
     Paper & Paper Products -- 1.4%
        Rock-Tenn, Cl A                                    13,000           372
--------------------------------------------------------------------------------
     TOTAL PAPER & PAPER PRODUCTS                                           372
--------------------------------------------------------------------------------


                                      ----
                                       34
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Petroleum & Fuel Products -- 21.6%
        Cabot Oil & Gas                                    16,000      $    619
        Callon Petroleum*                                  30,000           462
        Denbury Resources*                                 20,000           506
        Dril-Quip*                                         10,000           486
        Gulf Island Fabrication                            18,000           451
        Hornbeck Offshore Services*                        14,000           542
        Mariner Energy*                                    22,000           551
        NATCO Group, Cl A*                                 12,000           549
        PetroHawk Energy*                                  35,000           551
        Petroquest Energy*                                 38,000           491
        RPC                                                35,000           377
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        5,585
--------------------------------------------------------------------------------
     Petroleum Exploration -- 1.8%
        Dawson Geophysical*                                 8,000           458
--------------------------------------------------------------------------------
   TOTAL PETROLEUM EXPLORATION                                              458
--------------------------------------------------------------------------------
     Printing & Publishing -- 1.2%
        Consolidated Graphics*                              6,000           302
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                                              302
--------------------------------------------------------------------------------
     Real Estate Investment Trust -- 2.9%
        EastGroup Properties                               10,000           414
        Parkway Properties                                  9,000           323
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       737
--------------------------------------------------------------------------------
     Retail -- 7.3%
        Hibbett Sports*                                    20,000           372
        Pool                                               11,000           271
        Rush Enterprises, Cl A*                            30,000           504
        Sonic*                                             22,000           488
        Stage Stores                                       20,000           239
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           1,874
--------------------------------------------------------------------------------
     Semi-Conductors & Instruments -- 1.4%
        Benchmark Electronics*                             20,000           355
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                      355
--------------------------------------------------------------------------------
     Transportation Services -- 4.8%
        Gulfmark Offshore*                                 11,000           460
        Kirby*                                             17,000           782
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          1,242
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                        VALUE
DESCRIPTION                                               SHARES        (000)
--------------------------------------------------------------------------------
     Utilities -- 4.2%
        Cleco                                              19,000      $    491
        Powell Industries*                                 15,000           596
--------------------------------------------------------------------------------
     TOTAL UTILITIES                                                      1,087
--------------------------------------------------------------------------------
     Waste Management Services -- 2.1%
        Darling International*                             46,000           534
--------------------------------------------------------------------------------
     TOTAL WASTE MANAGEMENT SERVICES                                        534
--------------------------------------------------------------------------------
     TOTAL COMMON STOCK (COST $21,191)                                   25,338
--------------------------------------------------------------------------------
CASH EQUIVALENT (A) (B) -- 1.9%
     Hancock Horizon Prime Money
        Market Fund, 3.400%                               498,973           499
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $499)                                        499
--------------------------------------------------------------------------------
     TOTAL INVESTMENTS -- 100.1%
       (COST $21,690)                                                   $25,837
--------------------------------------------------------------------------------

Percentages are based on net assets of $25,815 (000).

* Non-income producing security.

(A) The rate shown is the 7-day effective yield as of January 31, 2008.

(B) Investment in affiliated company (see Note 3).

Cl -- Class

The accompanying notes are an integral part of the financial statements.



                                      ----
                                       35
                                      ----

                       This page intentionally left blank.

------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (000)                        [LOGO OMITTED]
------------------------------------------                AS OF JANUARY 31, 2008
--------------------------------------------------------------------------------

                                                                                  TREASURY
                                                                    PRIME        SECURITIES        STRATEGIC
                                                                MONEY MARKET    MONEY MARKET        INCOME
                                                                    FUND            FUND           BOND FUND
                                                                ------------    ------------       ---------
ASSETS:
     Investments in securities at value (Cost $16,855,
        $350,302 and $111,135, respectively)                      $16,855        $350,302          $114,431
     Repurchase agreements at value (Cost $30,536,
        $237,054 and $--, respectively)                            30,536         237,054                --
     Affiliated investment at value (Cost $--, $--
        and $5,404, respectively)                                      --              --             5,404
     Receivable for dividends and interest                              2           2,089             1,184
     Receivable for capital shares sold                                --              --               150
     Prepaid Expenses                                                   6               5                10
                                                                  -------        --------          --------
       Total Assets                                                47,399         589,450           121,179
                                                                  -------        --------          --------
LIABILITIES:
     Income distribution payable                                      142           1,019                --
     Payable due to Investment Advisor                                  3             191               52
     Payable due to Transfer Agent                                      3              10               10
     Payable due to Administrator                                       2              48               10
     Payable due to Custodian                                           2              28                6
     Shareholder servicing fees payable                                --              88                5
     Payable for distribution fees                                     --              68               --
     Chief Compliance Officer fees payable                             --               5                1
     Payable for capital shares redeemed                               --              --               371
     Payable for investment securities purchased                       --              --             1,993
     Other accrued expenses                                            13             152               41
                                                                  -------        --------          --------
       Total Liabilities                                              165           1,609             2,489
                                                                  -------        --------          --------
     NET ASSETS                                                   $47,234        $587,841          $118,690
                                                                  =======        ========          ========
NET ASSETS:
     Paid-in Capital                                              $47,234        $587,841          $115,344
     Undistributed net investment income                               --              --                12
     Accumulated net realized gain on investments                      --              --                38
     Net unrealized appreciation on investments                        --              --             3,296
                                                                  -------        --------          --------
     NET ASSETS                                                   $47,234        $587,841          $118,690
                                                                  =======        ========          ========
Trust Class Shares:
     Net Assets                                                       n/a        $156,059          $ 94,135
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      n/a         156,055             5,981
     Net Asset Value, Offering and Redemption Price Per Share         n/a        $   1.00          $  15.74
                                                                  =======        ========          ========
Institutional Class Shares:
     Net Assets                                                   $47,234             n/a               n/a
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                   47,234             n/a               n/a
     Net Asset Value, Offering and Redemption Price Per Share     $  1.00             n/a               n/a
                                                                  =======        ========          ========
Institutional Sweep Class Shares:
     Net Assets                                                       n/a        $ 95,701               n/a
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      n/a          97,700               n/a
     Net Asset Value, Offering and Redemption Price Per Share         n/a        $   1.00               n/a
                                                                  =======        ========          ========
Class A Shares:
     Net Assets                                                       n/a        $336,081          $ 24,436
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      n/a         336,087             1,555
     Net Asset Value, Offering and Redemption Price Per Share         n/a        $   1.00          $  15.71
                                                                  =======        ========          ========
     Maximum Offering Price Per Share ($15.71 / 96.00%)               n/a             n/a          $  16.36
                                                                  =======        ========          ========
Class C Shares:
     Net Assets                                                       n/a             n/a          $    119
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      n/a             n/a                 8
     Net Asset Value, Offering and Redemption Price Per Share         n/a             n/a          $  15.80*
                                                                  =======        ========          ========

  "n/a" designates that the Fund does not offer this class.
  Amounts designated as "--" are $0 or have been rounded to $0.
* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       37
                                      ----

------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------
--------------------------------------------------------------------------------

                                                                     VALUE         GROWTH          BURKENROAD
                                                                     FUND           FUND              FUND
                                                                 ------------- --------------    ---------------
ASSETS:
     Investments in securities at value (Cost $126,837,
       $77,069 and $21,191, respectively)                        $146,653         $87,592           $25,338
     Affiliated investment at value (Cost $6,129, $3,758
       and $499, respectively)                                      6,129           3,758               499
     Receivable for dividends and interest                            133              44                 7
     Receivable for capital shares sold                               324              81                14
     Prepaid Expenses                                                   7               5                11
                                                                 --------         -------           -------
       Total Assets                                               153,246          91,480            25,869
                                                                 --------         -------           -------
LIABILITIES:
     Payable for capital shares redeemed                              191             131                14
     Payable due to Investment Advisor                                104              62                14
     Shareholder servicing fees payable                                14               2                 9
     Payable due to Administrator                                      13               8                 2
     Payable due to Transfer Agent                                     10              10                 6
     Payable due to Custodian                                           9               4                 1
     Payable for distribution fees                                      2              --                 1
     Chief Compliance Officer fees payable                              1               1                --
     Other accrued expenses                                            40              19                 7
                                                                 --------         -------           -------
       Total Liabilities                                              384             237                54
                                                                 --------         -------           -------
     NET ASSETS                                                  $152,862         $91,243           $25,815
                                                                 ========         =======           =======
NET ASSETS:
     Paid-in Capital                                             $132,935         $80,075           $21,411
     Undistributed net investment income
       (accumulated net investment loss)                                1            (249)              (71)
     Accumulated net realized gain on investments                     110             894               328
     Net unrealized appreciation on investments                    19,816          10,523             4,147
                                                                 --------         -------           --------
     NET ASSETS                                                  $152,862         $91,243           $25,815
                                                                 ========         =======           =======
Trust Class Shares:
     Net Assets                                                   $84,322         $53,028               n/a
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                    3,598           3,064               n/a
     Net Asset Value, Offering and Redemption Price Per Share    $  23.44         $ 17.31               n/a
                                                                 ========         =======           =======
Class A Shares:
     Net Assets                                                   $63,371         $37,852           $19,579
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                    2,713           2,227               661
     Net Asset Value, Offering and Redemption Price Per Share    $  23.36         $ 17.00           $ 29.61*
                                                                 ========         =======           =======
     Maximum Offering Price Per Share ($23.36, $17.00 and
       $29.61 / 94.75%, respectively)                            $  24.65         $ 17.94           $ 31.25
                                                                 ========         =======           =======
Class C Shares:
     Net Assets                                                    $5,169         $   363               n/a
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      225              23               n/a
     Net Asset Value, Offering and Redemption Price Per Share    $  22.92*        $ 16.02*              n/a
                                                                 ========         =======           =======
Class D Shares:
     Net Assets                                                       n/a             n/a          $  6,236
     Outstanding Shares of Beneficial Interest
       (unlimited authorization -- no par value)                      n/a             n/a               213
     Net Asset Value, Offering and Redemption Price Per Share         n/a             n/a          $  29.26*
                                                                 ========         =======           =======

  "n/a" designates that the Fund does not offer this class.
  Amounts designated as "--" are $0 or have been rounded to $0.
* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.


    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       38
                                      ----

------------------------------
STATEMENTS OF OPERATIONS (000)                                    [LOGO OMITTED]
------------------------------               FOR THE YEAR ENDED JANUARY 31, 2008
--------------------------------------------------------------------------------

                                                     TREASURY
                                                    SECURITIES    STRATEGIC
                                    PRIME MONEY    MONEY MARKET    INCOME        VALUE      GROWTH     BURKENROAD
                                    MARKET FUND        FUND       BOND FUND      FUND        FUND         FUND
                                    -----------    ------------   ---------   ----------- ----------   ----------
INVESTMENT INCOME:
  Interest income                        $2,190         $25,726       $5,460      $   --     $    --     $    --
  Dividend income                            --              --           11        2,940        739         287
  Income from Affiliated Investments         --              --           12           10          8          --
                                         ------         -------        -----      -------   --------     -------
  TOTAL INVESTMENT INCOME                 2,190          25,726        5,483        2,950        747         287
                                         ------         -------        -----      -------   --------     -------

EXPENSES:
  Investment advisory fees                   87           2,236          666        1,214        762         266
  Administration fees                        45             575          114          156         98          29
  Shareholder servicing fees -
    Institutional Sweep Class               n/a             225          n/a          n/a        n/a         n/a
  Shareholder servicing fees - Class A      n/a             714           51          158        100          52
  Shareholder servicing fees - Class C      n/a             n/a           --            5          1         n/a
  Shareholder servicing fees - Class D      n/a             n/a          n/a          n/a        n/a          18
  12b-1 fees - Class A                      n/a             714           --           --         --          --
  12b-1 fees - Class C                      n/a             n/a            1           15          3         n/a
  12b-1 fees - Class D                      n/a             n/a          n/a          n/a        n/a          18
  Transfer agent fees                        19              58           58           58         58          39
  Custodian fees                             13             168           33           45         29           8
  Chief Compliance Officer fees               1              17            3            5          3           1
  Professional fees                           7             128           22           32         19           4
  Printing fees                               6              52            9           13          8           6
  Registration fees                          --               5            3           32         26          28
  Trustees' fees                              2              26            5            7          4           1
  Insurance and other expenses                2              58           19            5          4           2
                                         ------         -------        -----      -------   --------     -------
  Total Expenses                            182           4,976          984        1,745      1,115         472
  Less: Investment advisory fees waived     (63)            (78)         (99)          --         --         (61)
        Administration fees waived          (19)             --           --           --         --          --
                                         ------         -------        -----      -------   --------     -------
  TOTAL NET EXPENSES                        100           4,898          885        1,745      1,115         411
                                         ------         -------        -----      -------   --------     -------
  NET INVESTMENT INCOME (LOSS)            2,090          20,828        4,598        1,205       (368)       (124)
                                         ------         -------        -----      -------   --------     -------
  Net realized gain from
   security transactions                     --              --          227        8,742      2,270       1,186
  Net change in unrealized appreciation
   (depreciation) on investments             --              --        4,676      (12,792)    (4,692)     (2,241)
                                         ------         -------        -----      -------   --------     -------
  NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                     --              --        4,903       (4,050)    (2,422)     (1,055)
                                         ------         -------        -----      -------   --------     -------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $2,090         $20,828       $9,501      $(2,845)  $ (2,790)    $(1,179)
                                         ======         =======       ======      =======   ========     =======

   "n/a" designates that the fund does not offer this class.
   Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       39
                                      ----

-----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)                         [LOGO OMITTED]
-----------------------------------------        FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                             PRIME MONEY              TREASURY SECURITIES
                                                             MARKET FUND               MONEY MARKET FUND
                                                         -------------------         ---------------------
                                                            2008       2007            2008         2007
------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           $  2,090   $  1,525         $  20,828   $  17,109
  Net realized gain (loss) from security transactions          --         --                --          --
  Net change in unrealized appreciation
   (depreciation) on investments                               --         --                --          --
                                                         --------   --------         ---------   ---------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                2,090      1,525            20,828      17,109
                                                         --------   --------         ---------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Trust Class Shares                                        n/a        n/a            (7,467)     (6,003)
    Institutional Class Shares                             (2,090)    (1,525)              n/a         n/a
    Institutional Sweep Class Shares                          n/a        n/a            (3,425)     (4,030)
    Class A Shares                                            n/a        n/a            (9,936)     (7,076)
    Class C Shares                                            n/a        n/a               n/a         n/a
  Net Realized Gains:
    Trust Class Shares                                         --         --                --          --
    Class A Shares                                            n/a        n/a                --          --
    Class C Shares                                            n/a        n/a               n/a         n/a
                                                         --------   --------         ---------   ---------
  TOTAL DIVIDENDS AND DISTRIBUTIONS                        (2,090)    (1,525)          (20,828)    (17,109)
                                                         --------   --------         ---------   ---------
CAPITAL SHARE TRANSACTIONS (1):
    Trust Class Shares:
      Shares issued                                           n/a        n/a           452,779     369,748
      Shares reinvested                                       n/a        n/a               192         151
      Shares redeemed                                         n/a        n/a          (468,353)   (337,441)
                                                         --------   --------         ---------   ---------
    TOTAL TRUST CLASS SHARES TRANSACTIONS                     n/a        n/a           (15,382)     32,458
                                                         --------   --------         ---------   ---------
    Institutional Class Shares:
      Shares issued                                        67,029     67,519               n/a         n/a
      Shares reinvested                                        --         --               n/a         n/a
      Shares redeemed                                     (54,679)   (32,635)              n/a         n/a
                                                         --------   --------         ---------   ---------
    TOTAL INSTITUTIONAL CLASS SHARES TRANSACTIONS          12,350     34,884               n/a          n/a
                                                         --------   --------         ---------   ---------
    Institutional Sweep Class Shares:
      Shares issued                                           n/a        n/a           857,060     959,590
      Shares reinvested                                       n/a        n/a               225         245
      Shares redeemed                                         n/a        n/a          (904,565)   (959,425)
                                                         --------   --------         ---------   ---------
    TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS       n/a        n/a           (47,280)        410
                                                         --------   --------         ---------   ---------
    Class A Shares:
      Shares issued                                           n/a        n/a           875,824     612,453
      Shares reinvested                                       n/a        n/a             1,287       1,071
      Shares redeemed                                         n/a        n/a          (821,400)   (477,143)
                                                         --------   --------         ---------   ---------
    TOTAL CLASS A SHARES TRANSACTIONS                         n/a        n/a            55,711     136,381
                                                         --------   --------         ---------   ---------
    Class C Shares:
      Shares issued                                           n/a        n/a               n/a         n/a
      Shares reinvested                                       n/a        n/a               n/a         n/a
      Shares redeemed                                         n/a        n/a               n/a         n/a
                                                         --------   --------         ---------   ---------
    TOTAL CLASS C SHARES TRANSACTIONS                         n/a        n/a               n/a         n/a
                                                         --------   --------         ---------   ---------
    Redemption Fees                                           n/a        n/a               n/a         n/a
                                                         --------   --------         ---------   ---------
    TOTAL INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS                      12,350     34,884            (6,951)    169,249
                                                         --------   --------         ---------   ---------
      TOTAL INCREASE (DECREASE) IN NET ASSETS              12,350     34,884            (6,951)    169,249
                                                         --------   --------         ---------   ---------
NET ASSETS:
  Beginning of year                                        34,884         --           594,792     425,543
                                                         --------   --------         ---------   ---------
  End of year                                            $ 47,234   $ 34,884         $ 587,841   $ 594,792
                                                         ========   ========         =========   =========
  Undistributed net investment income
    (Accumulated net investment loss)                    $     --   $     --         $      --   $      --
                                                         ========   ========         =========   =========

                                                            STRATEGIC INCOME
                                                                BOND FUND                 VALUE FUND               GROWTH FUND
                                                           -------------------       --------------------      -------------------
                                                             2008        2007          2008       2007         2008          2007
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                             $  4,598   $  3,945       $   1,205   $  1,074      $   (368)  $   (301)
  Net realized gain (loss) from security transactions           227        (17)          8,742     12,422         2,270      6,485
  Net change in unrealized appreciation
   (depreciation) on investments                              4,676       (103)        (12,792)     3,251        (4,692)    (4,120)
                                                           --------   --------       ---------   --------      --------   --------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  9,501      3,825          (2,845)    16,747        (2,790)     2,064
                                                           --------   --------       ---------   --------      --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Trust Class Shares                                       (3,784)    (3,409)           (797)      (697)           --        --
    Institutional Class Shares                                  n/a        n/a             n/a        n/a           n/a       n/a
    Institutional Sweep Class Shares                            n/a        n/a             n/a        n/a           n/a       n/a
    Class A Shares                                             (819)      (558)           (434)      (328)           --        --
    Class C Shares                                               (4)        (4)             (1)        (1)           --        --
  Net Realized Gains:
    Trust Class Shares                                           --         --          (7,554)    (4,606)       (1,127)    (5,958)
    Class A Shares                                               --         --          (5,662)    (3,045)         (865)    (4,143)
    Class C Shares                                               --         --            (206)       (68)           (9)       (64)
                                                           --------   --------       ---------   --------      --------   --------
  TOTAL DIVIDENDS AND DISTRIBUTIONS                          (4,607)    (3,971)        (14,654)    (8,745)       (2,001)   (10,165)
                                                           --------   --------       ---------   --------      --------   --------
CAPITAL SHARE TRANSACTIONS (1):
    Trust Class Shares:
      Shares issued                                          17,013     24,153          42,233     20,377        28,703     14,200
      Shares reinvested                                         707        530           7,737      3,182         1,127      3,939
      Shares redeemed                                       (15,387)   (14,063)        (36,989)   (16,237)      (25,961)    (9,082)
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL TRUST CLASS SHARES TRANSACTIONS                     2,333     10,620          12,981      7,322         3,869      9,057
                                                           --------   --------       ---------   --------      --------   --------
    Institutional Class Shares:
      Shares issued                                             n/a        n/a             n/a        n/a           n/a        n/a
      Shares reinvested                                         n/a        n/a             n/a        n/a           n/a        n/a
      Shares redeemed                                           n/a        n/a             n/a        n/a           n/a        n/a
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL INSTITUTIONAL CLASS SHARES TRANSACTIONS               n/a        n/a             n/a        n/a           n/a        n/a
                                                           --------   --------       ---------   --------      --------   --------
    Institutional Sweep Class Shares:
      Shares issued                                             n/a        n/a             n/a        n/a           n/a        n/a
      Shares reinvested                                         n/a        n/a             n/a        n/a           n/a        n/a
      Shares redeemed                                            n/a       n/a             n/a        n/a           n/a        n/a
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS         n/a        n/a             n/a        n/a           n/a        n/a
                                                           --------   --------       ---------   --------      --------   --------
    Class A Shares:
      Shares issued                                          11,616      6,708          25,244     21,301        12,086     11,711
      Shares reinvested                                         806        553           5,815      3,303           842      4,105
      Shares redeemed                                        (5,885)    (2,919)        (15,053)    (7,518)       (8,148)    (5,583)
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL CLASS A SHARES TRANSACTIONS                         6,537      4,342          16,006     17,086         4,780     10,233
                                                           --------   --------       ---------   --------      --------   --------
    Class C Shares:
      Shares issued                                              15         57           4,662        623            67        155
      Shares reinvested                                           3          3             191         67             9         61
      Shares redeemed                                           (16)       (77)           (614)      (337)         (150)      (243)
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL CLASS C SHARES TRANSACTIONS                             2        (17)          4,239        353           (74)       (27)
                                                           --------   --------       ---------   --------      --------   --------
    Redemption Fees                                              --         --              --         --            --         --
                                                           --------   --------       ---------   --------      --------   --------
    TOTAL INCREASE (DECREASE) IN NET ASSETS
      FROM CAPITAL SHARE TRANSACTIONS                         8,872     14,945          33,226     24,761         8,575     19,263
                                                           --------   --------       ---------   --------      --------   --------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                13,766     14,799          15,727     32,763         3,784     11,162
                                                           --------   --------       ---------   --------      --------   --------
NET ASSETS:
  Beginning of year                                         104,924     90,125         137,135    104,372        87,459     76,297
                                                           --------   --------       ---------   --------      --------   --------
  End of year                                              $118,690   $104,924       $152,862    $137,135      $ 91,243   $ 87,459
                                                           ========   ========       =========   ========      ========   =======
  Undistributed net investment income
    (Accumulated net investment loss)                      $     12   $     12       $       1   $     28      $   (249)  $   (248)
                                                           ========   ========       =========   ========      ========   =======

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.

                                  The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     40 & 41
                                    ---------

-----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)                         [LOGO OMITTED]
-----------------------------------------        FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                                                BURKENROAD
                                                                                   FUND
                                                                         -----------------------
                                                                            2008          2007
------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  Net investment loss                                                    $   (124)      $    (91)
  Net realized gain from security transactions                              1,186             86
  Net change in unrealized appreciation (depreciation) on investments      (2,241)         1,683
                                                                         --------       --------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (1,179)         1,678
                                                                         --------       --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Realized Gains:
    Class A Shares                                                           (291)            --
    Class D Shares                                                            (94)            --
                                                                         --------       --------
    TOTAL DIVIDENDS AND DISTRIBUTIONS                                        (385)            --
                                                                         --------       --------
CAPITAL SHARE TRANSACTIONS (1):
    Class A Shares:
      Shares issued                                                         6,004          7,209
      Shares reinvested                                                       268             --
      Shares redeemed                                                      (4,454)        (2,821)
                                                                         --------       --------
    TOTAL CLASS A SHARES TRANSACTIONS                                       1,818          4,388
                                                                         --------       --------
    Class D Shares:
      Shares issued                                                           544          2,179
      Shares reinvested                                                        90             --
      Shares redeemed                                                      (1,212)        (1,647)
                                                                         --------       --------
    TOTAL CLASS D SHARES TRANSACTIONS                                        (578)           532
                                                                         --------       --------
    Redemption Fees                                                             4             10
                                                                         --------       --------
    TOTAL INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS            1,244          4,930
                                                                         --------       --------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                (320)         6,608
                                                                         --------       --------
NET ASSETS:
  Beginning of year                                                        26,135         19,527
                                                                         --------       --------
  End of year                                                            $ 25,815       $ 26,135
                                                                         ========       ========
  Accumulated net investment loss                                        $    (71)      $    (94)
                                                                         ========       ========

(1) For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

                                      ----
                                       42
                                      ----

                       This page intentionally left blank.

--------------------
FINANCIAL HIGHLIGHTS                                              [LOGO OMITTED]
--------------------                                            JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

            NET ASSET               NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS    TOTAL     NET ASSET
             VALUE,        NET     AND UNREALIZED     FROM       FROM NET       FROM       DIVIDENDS     VALUE,
            BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT  NET REALIZED      AND        END OF      TOTAL
             OF YEAR     INCOME    ON INVESTMENTS  OPERATIONS     INCOME        GAINS    DISTRIBUTIONS   PERIOD     RETURN
--------------------------------------------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
2008          $1.00       $0.05        $--           $0.05        $(0.05)       $--         $(0.05)     $1.00       4.92%
2007#          1.00        0.05         --            0.05         (0.05)        --          (0.05)      1.00       5.00


                                                  RATIO OF
                                                 EXPENSES TO        RATIO OF
                               RATIO OF           AVERAGE        NET INVESTMENT
            NET ASSETS,       EXPENSES TO        NET ASSETS          INCOME          PORTFOLIO
              END OF            AVERAGE          (EXCLUDING        TO AVERAGE        TURNOVER
            YEAR (000)        NET ASSETS          WAIVERS)         NET ASSETS          RATE
-----------------------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
2008         $47,234            0.23%               0.42%            4.82%             n/a
2007#         34,884            0.23                0.50             4.92              n/a

# Commenced operations on February 1, 2006. All ratios for the period have been annualized.
Amounts designated as "--" are $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     44 & 45
                                    ---------

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                                  [LOGO OMITTED]
--------------------------------                                JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

            NET ASSET               NET REALIZED      TOTAL      DIVIDENDS  DISTRIBUTIONS    TOTAL     NET ASSET
             VALUE,        NET     AND UNREALIZED     FROM       FROM NET       FROM       DIVIDENDS     VALUE,
            BEGINNING  INVESTMENT  GAINS (LOSSES)  INVESTMENT   INVESTMENT  NET REALIZED      AND        END OF       TOTAL
             OF YEAR     INCOME    ON INVESTMENTS  OPERATIONS     INCOME        GAINS    DISTRIBUTIONS   PERIOD      RETURN
--------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008         $1.00        $0.04          $--          $0.04       $(0.04)        $--        $(0.04)       $1.00       4.10%
2007          1.00         0.04           --           0.04        (0.04)         --         (0.04)        1.00       4.44
2006          1.00         0.03           --           0.03        (0.03)         --         (0.03)        1.00       2.68
2005          1.00         0.01           --           0.01        (0.01)         --         (0.01)        1.00       0.82
2004          1.00           --(1)        --             --(1)        --(1)       --            --(1)      1.00       0.47
INSTITUTIONAL SWEEP CLASS SHARES
2008         $1.00        $0.04          $--          $0.04       $(0.04)        $--        $(0.04)       $1.00       3.84%
2007          1.00         0.04           --           0.04        (0.04)         --         (0.04)        1.00       4.18
2006          1.00         0.02           --           0.02        (0.02)         --         (0.02)        1.00       2.42
2005          1.00         0.01           --           0.01        (0.01)         --         (0.01)        1.00       0.56
2004          1.00          --(1)         --             --(1)        --(1)       --            --(1)      1.00       0.22
CLASS A SHARES
2008         $1.00        $0.04          $--          $0.04       $(0.04)        $--        $(0.04)       $1.00       3.58%
2007          1.00         0.04           --           0.04        (0.04)         --         (0.04)        1.00       3.92
2006          1.00         0.02           --           0.02        (0.02)         --         (0.02)        1.00       2.17
2005          1.00          --(1)         --             --(1)        --(1)       --            --(1)      1.00       0.37
2004          1.00          --(1)         --             --(1)        --(1)       --            --(1)      1.00       0.07


                                                  RATIO OF
                                                 EXPENSES TO        RATIO OF
                               RATIO OF           AVERAGE        NET INVESTMENT
            NET ASSETS,       EXPENSES TO        NET ASSETS          INCOME          PORTFOLIO
              END OF            AVERAGE          (EXCLUDING        TO AVERAGE        TURNOVER
            YEAR (000)        NET ASSETS          WAIVERS)         NET ASSETS          RATE
--------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008        $156,059             0.58%              0.59%             4.07%            n/a
2007         171,440             0.58               0.64              4.37             n/a
2006         138,982             0.58               0.65              2.68             n/a
2005         165,510             0.58               0.64              0.85             n/a
2004          79,867             0.58               0.68              0.48             n/a
INSTITUTIONAL SWEEP CLASS SHARES
2008        $ 95,701             0.83%              0.85%             3.81%            n/a
2007         142,981             0.83               0.89              4.08             n/a
2006         142,571             0.83               0.90              2.42             n/a
2005         136,022             0.83               0.89              0.64             n/a
2004          48,082             0.83               0.93              0.23             n/a
CLASS A SHARES
2008        $336,081             1.08%              1.09%             3.48%            n/a
2007         280,371             1.08               1.14              3.90             n/a
2006         143,990             1.08               1.15              2.15             n/a
2005         112,162             1.03               1.14              0.43             n/a
2004         105,234             0.98               1.08              0.07             n/a


(1) Amounts represent less than $0.01 per share. Amounts designated as "--" are $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     46 & 47
                                    ---------

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                                  [LOGO OMITTED]
--------------------------------                                JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET                NET REALIZED       TOTAL      DIVIDENDS   DISTRIBUTIONS     TOTAL
               VALUE,       NET      AND UNREALIZED      FROM       FROM NET       FROM         DIVIDENDS
             BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT   NET REALIZED       AND       REDEMPTION
              OF YEAR      INCOME    ON INVESTMENTS   OPERATIONS     INCOME        GAINS      DISTRIBUTIONS     FEES
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $15.09        $0.64       $ 0.65          $1.29        $(0.64)     $   --          $(0.64)        $--
2007+          15.12         0.62        (0.03)          0.59         (0.62)         --           (0.62)         --
2006+          15.52         0.55        (0.40)          0.15         (0.55)         --           (0.55)         --
2005+          15.86         0.51        (0.23)          0.28         (0.52)      (0.10)          (0.62)         --
2004+          15.98         0.60        (0.11)          0.49         (0.61)         --           (0.61)         --
CLASS A SHARES
2008+         $15.07        $0.60       $ 0.64          $1.24        $(0.60)     $   --          $(0.60)        $--
2007+          15.10         0.58        (0.03)          0.55         (0.58)         --           (0.58)         --
2006+          15.50         0.52        (0.40)          0.12         (0.52)         --           (0.52)         --
2005+          15.84         0.47        (0.23)          0.24         (0.48)      (0.10)          (0.58)         --
2004+          15.96         0.56        (0.11)          0.45         (0.57)         --           (0.57)         --
CLASS C SHARES
2008+         $15.15        $0.49       $ 0.65          $1.14        $(0.49)     $   --          $(0.49)        $--
2007+          15.14         0.47         0.01           0.48         (0.47)         --           (0.47)         --
2006+          15.54         0.40        (0.40)            --         (0.40)         --           (0.40)         --
2005+          15.88         0.36        (0.24)          0.12         (0.36)      (0.10)          (0.46)         --
2004+          16.00         0.45        (0.12)          0.33         (0.45)         --           (0.45)         --


                                                                           RATIO OF
                                                                          EXPENSES TO       RATIO OF
            NET ASSET                                      RATIO OF         AVERAGE      NET INVESTMENT
              VALUE,                     NET ASSETS,      EXPENSES TO      NET ASSETS        INCOME         PORTFOLIO
              END OF         TOTAL          END OF          AVERAGE       (EXCLUDING       TO AVERAGE        TURNOVER
               YEAR         RETURN*       YEAR (000)       NET ASSETS       WAIVERS)       NET ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $15.74         8.76%         $94,135            0.75%           0.84%           4.19%             14%
2007+          15.09         4.00           87,835            0.75            0.89            4.12              19
2006+          15.12         1.02           77,340            0.75            0.91            3.60              18
2005+          15.52         1.83           67,849            0.75            0.93            3.28              45
2004+          15.86         3.14           53,621            0.75            0.93            3.76              23
CLASS A SHARES
2008+         $15.71         8.43%         $24,436            1.00%           1.09%           3.94%             14%
2007+          15.07         3.75           16,977            1.00            1.14            3.88              19
2006+          15.10         0.77           12,656            1.00            1.16            3.37              18
2005+          15.50         1.58            8,028            1.00            1.18            3.03              45
2004+          15.84         2.89            5,824            1.00            1.18            3.50              23
CLASS C SHARES
2008+         $15.80         7.65%         $   119            1.75%           1.84%           3.19%             14%
2007+          15.15         3.23              112            1.75            1.89            3.12              19
2006+          15.14         0.01              129            1.75            1.91            2.61              18
2005+          15.54         0.80              120            1.75            1.93            2.28              45
2004+          15.88         2.12              112            1.75            1.93            2.79              23

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     48 & 49
                                    ---------

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                                  [LOGO OMITTED]
--------------------------------                                JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET                     NET REALIZED       TOTAL        DIVIDENDS    DISTRIBUTIONS     TOTAL
               VALUE,         NET         AND UNREALIZED      FROM          FROM NET        FROM        DIVIDENDS
             BEGINNING     INVESTMENT     GAINS (LOSSES)    INVESTMENT     INVESTMENT   NET REALIZED       AND       REDEMPTION
              OF YEAR     INCOME(LOSS)   ON INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS     FEES
----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $26.12        $ 0.25           $(0.38)         $(0.13)        $(0.24)       $(2.31)        $(2.55)         $--
2007+          24.37          0.26             3.32            3.58          (0.24)        (1.59)         (1.83)          --
2006+          22.51          0.28             3.58            3.86          (0.28)        (1.72)         (2.00)          --
2005+          19.20          0.14             3.81            3.95          (0.15)        (0.49)         (0.64)          --
2004+          14.60          0.16             4.60            4.76          (0.16)           --          (0.16)          --
CLASS A SHARES
2008+         $26.04        $ 0.18           $(0.37)         $(0.19)        $(0.18)       $(2.31)        $(2.49)         $--
2007+          24.31          0.20             3.30            3.50          (0.18)        (1.59)         (1.77)          --
2006+          22.46          0.21             3.58            3.79          (0.22)        (1.72)         (1.94)          --
2005+          19.16          0.09             3.80            3.89          (0.10)        (0.49)         (0.59)          --
2004+          14.58          0.12             4.58            4.70          (0.12)           --          (0.12)          --
CLASS C SHARES
2008+         $25.60        $(0.03)          $(0.33)         $(0.36)        $(0.01)       $(2.31)        $(2.32)         $--
2007+          23.95          0.01             3.26            3.27          (0.03)        (1.59)         (1.62)          --
2006+          22.18          0.04             3.53            3.57          (0.08)        (1.72)         (1.80)          --
2005+          19.00         (0.06)            3.75            3.69          (0.02)        (0.49)         (0.51)          --
2004+          14.48         (0.01)            4.56            4.55          (0.03)           --          (0.03)          --



                                                                          RATIO OF EXPENSES      RATIO OF
            NET ASSET                                        RATIO OF         TO AVERAGE      NET INVESTMENT
              VALUE,                      NET ASSETS,       EXPENSES TO       NET ASSETS       INCOME (LOSS)     PORTFOLIO
              END OF          TOTAL          END OF           AVERAGE         (EXCLUDING        TO AVERAGE        TURNOVER
               YEAR          RETURN*       YEAR (000)        NET ASSETS        WAIVERS)         NET ASSETS          RATE
------------------------------------------------------------------------------------------------------------------------------
VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $23.44         (1.31)%        $84,322            1.03%             1.03%             0.91%             60%
2007+          26.12         14.83           80,965            1.08              1.08              1.02              64
2006+          24.37         17.52           68,633            1.09              1.09              1.18              77
2005+          22.51         20.64           58,016            1.10              1.11              0.70              65
2004+          19.20         32.73           49,609            1.07              1.13              0.96              79
CLASS A SHARES
2008+        $23.36          (1.54)%        $63,371            1.28%             1.28%             0.66%             60%
2007+         26.04          14.52           55,007            1.33              1.33              0.77              64
2006+         24.31          17.24           34,985            1.34              1.34              0.88              77
2005+         22.46          20.36           19,557            1.35              1.36              0.46              65
2004+         19.16          32.34            9,356            1.32              1.38              0.70              79
CLASS C SHARES
2008+        $22.92          (2.19)%        $ 5,169            2.03%             2.03%            (0.11)%            60%
2007+         25.60          13.72            1,163            2.08              2.08              0.03              64
2006+         23.95          16.37              754            2.09              2.09              0.17              77
2005+         22.18          19.42              535            2.10              2.11             (0.31)             65
2004+         19.00          31.45              178            2.07              2.13             (0.08)             79

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     50 & 51
                                    ---------

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                                  [LOGO OMITTED]
--------------------------------                                JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

             NET ASSET                NET REALIZED       TOTAL     DIVIDENDS    DISTRIBUTIONS     TOTAL
               VALUE,       NET      AND UNREALIZED      FROM       FROM NET        FROM        DIVIDENDS
             BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT   NET REALIZED       AND       REDEMPTION
              OF YEAR       LOSS     ON INVESTMENTS   OPERATIONS     INCOME         GAINS     DISTRIBUTIONS     FEES
--------------------------------------------------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $18.11       $(0.05)       $(0.36)        $(0.41)        $--         $(0.39)        $(0.39)        $--
2007+          20.13        (0.05)         0.44           0.39          --          (2.41)         (2.41)         --
2006+          16.52        (0.08)         3.86           3.78          --          (0.17)         (0.17)         --
2005+          14.74        (0.05)         1.83           1.78          --             --             --          --
2004+          10.71        (0.09)         4.12           4.03          --             --             --          --
CLASS A SHARES
2008+         $17.83       $(0.10)       $(0.34)        $(0.44)        $--         $(0.39)        $(0.39)        $--
2007+          19.91        (0.10)         0.43           0.33          --          (2.41)         (2.41)         --
2006+          16.38        (0.12)         3.82           3.70          --          (0.17)         (0.17)         --
2005+          14.66        (0.09)         1.81           1.72          --             --             --          --
2004+          10.67        (0.13)         4.12           3.99          --             --             --          --
CLASS C SHARES
2008+         $16.95       $(0.23)       $(0.31)        $(0.54)        $--         $(0.39)        $(0.39)        $--
2007+          19.18        (0.23)         0.41           0.18          --          (2.41)         (2.41)         --
2006+          15.91        (0.25)         3.69           3.44          --          (0.17)         (0.17)         --
2005+          14.34        (0.19)         1.76           1.57          --             --             --          --
2004+          10.52        (0.22)         4.04           3.82          --             --             --          --


                                                                        RATIO OF
                                                                      EXPENSES TO       RATIO OF
             NET ASSET                                  RATIO OF        AVERAGE      NET INVESTMENT
              VALUE,                   NET ASSETS,    EXPENSES TO      NET ASSETS         LOSS          PORTFOLIO
              END OF         TOTAL        END OF        AVERAGE        (EXCLUDING      TO AVERAGE        TURNOVER
               YEAR         RETURN*     YEAR (000)     NET ASSETS       WAIVERS)       NET ASSETS          RATE
----------------------------------------------------------------------------------------------------------------------
GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2008+         $17.31        (2.49)%     $53,028           1.06%           1.06%          (0.28)%            60%
2007+          18.11         2.07        51,654           1.10            1.10           (0.28)             94
2006+          20.13        22.95        47,375           1.10            1.12           (0.42)             67
2005+          16.52        12.08        37,052           1.10            1.15           (0.33)             64
2004+          14.74        37.63        32,387           1.10            1.18           (0.74)             73
CLASS A SHARES
2008+         $17.00        (2.69)%     $37,852           1.31%           1.31%          (0.53)%            60%
2007+          17.83         1.78        35,347           1.35            1.35           (0.53)             94
2006+          19.91        22.66        28,376           1.35            1.37           (0.68)             67
2005+          16.38        11.73        14,234           1.35            1.40           (0.57)             64
2004+          14.66        37.39         6,350           1.35            1.43           (0.99)             73
CLASS C SHARES
2008+         $16.02        (3.43)%     $   363           2.06%           2.06%          (1.28)%            60%
2007+          16.95         1.06           458           2.10            2.10           (1.28)             94
2006+          19.18        21.69           546           2.10            2.12           (1.42)             67
2005+          15.91        10.95           399           2.10            2.15           (1.29)             64
2004+          14.34        36.31           135           2.10            2.18           (1.74)             73

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     52 & 53
                                    ---------

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                                  [LOGO OMITTED]
--------------------------------                                JANUARY 31, 2008
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
FOR THE YEARS ENDED JANUARY 31,

              NET ASSET                 NET REALIZED       TOTAL     DISTRIBUTIONS                              NET ASSET
               VALUE,         NET      AND UNREALIZED      FROM          FROM                                    VALUE,
              BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   NET REALIZED       TOTAL      REDEMPTION    END OF
               OF YEAR       LOSS      ON INVESTMENTS   OPERATIONS      GAINS       DISTRIBUTIONS     FEES       PERIOD
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2008+          $31.32       $(0.12)      $(1.15)         $(1.27)       $(0.44)         $(0.44)       $  --       $29.61
2007+           29.30        (0.10)        2.12            2.02            --              --           --        31.32
2006+           24.97        (0.08)        4.41            4.33            --              --           --        29.30
2005+           20.70        (0.08)        4.35            4.27            --              --           --        24.97
2004+           14.19        (0.04)        6.55            6.51            --              --           --        20.70
CLASS D SHARES
2008+          $31.04       $(0.20)      $(1.14)         $(1.34)       $(0.44)         $(0.44)       $  --       $29.26
2007+           29.07        (0.17)        2.10            1.93            --              --         0.04        31.04
2006+           24.82        (0.14)        4.38            4.24            --              --         0.01        29.07
2005+           20.62        (0.14)        4.34            4.20            --              --           --        24.82
2004+           14.18        (0.09)        6.53            6.44            --              --           --        20.62


                                                                RATIO OF EXPENSES
                                                                   TO AVERAGE          RATIO OF
                                                 RATIO OF          NET ASSETS       NET INVESTMENT
                             NET ASSETS,        EXPENSES TO       (EXCLUDING             LOSS            PORTFOLIO
                TOTAL          END OF            AVERAGE         WAIVERS AND/OR       TO AVERAGE          TURNOVER
               RETURN*        YEAR (000)        NET ASSETS       REIMBURSEMENTS)      NET ASSETS            RATE
------------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2008+          (4.14)%        $19,579              1.40%              1.62%             (0.38)%              42%
2007+           6.89           18,987              1.40               1.71              (0.34)               22
2006+          17.34           13,376              1.40               1.82              (0.33)               32
2005+          20.63            5,544              1.40               2.14              (0.37)               17
2004+          45.88            2,153              1.40               2.90              (0.23)               21
CLASS D SHARES
2008+          (4.40)%         $6,236              1.65%              1.87%             (0.63)%              42%
2007+           6.78            7,148              1.65               1.96              (0.58)               22
2006+          17.12            6,151              1.65               2.07              (0.55)               32
2005+          20.37            2,739              1.65               2.39              (0.62)               17
2004+          45.42            1,239              1.65               3.15              (0.50)               21

+ Per share data calculated using average shares method.
* Total return excludes applicable sales charges.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                    ---------
                                     54 & 55
                                    ---------

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
--------------------------------------------------------------------------------


1. ORGANIZATION:

The Advisors' Inner Circle Fund II (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with fourteen funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Prime Money Market Fund (the "Prime Money Market Fund"), Hancock Horizon Treasury Securities Money Market Fund (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), and the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund") (each a "Fund" and collectively the "Funds"). The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2008, there were no fair valued securities in the Funds.
     The Prime Money Market Fund and the Treasury Securities Money Market Fund value their investments using the amortized cost method, as permitted by Rule 2a-7 of the

                                      ----
                                       56
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------

1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

FEDERAL INCOME TAXES - It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

On July 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the "more-likely-than-not" threshold, based on the largest benefit that is more than 50 percent likely to be realized.

The adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited, to on-going analyses of and changes to tax laws, regulations and interpretations thereof.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA PURCHASE COMMITMENTS - The Funds may engage in "to be announced"
("TBA") purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

EXPENSES - Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

CLASSES OF SHARES - Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Prime Money Market Fund and the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund and the Burkenroad Fund. Any net realized gains on sales of securities, if any, are distributed to shareholders at least annually.


                                      ----
                                       57
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------


OTHER - The Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2008, Class C shares of the Strategic Income Fund, Value Fund and Growth Fund charged fees of $0, $43, $13, respectively. For the year ended January 31, 2007, Class C shares of the Strategic Income Fund, Value Fund and Growth Fund charged fees of $232, $378 and $261, respectively. The Class A and Class D shares of the Burkenroad Fund charge a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2008, Class A and Class D shares of the Burkenroad Fund charged fees of $3,695 and $280, respectively. For the year ended January 31, 2007, Class A and Class D shares of the Burkenroad Fund charged fees of $1,352 and $9,280, respectively. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statements of Changes in Net Assets.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

ADVISORY AGREEMENT
      Horizon Advisers (the "Adviser"), an unincorporated division of Hancock Bank, serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.20% of the average daily net assets of the Prime Money Market Fund, 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds and 0.95% of the average daily net assets of the Burkenroad Fund. The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses of each Fund will not exceed the following:

                                                       TREASURY
                                           PRIME      SECURITIES    STRATEGIC
                                       MONEY MARKET  MONEY MARKET    INCOME
                                           FUND*         FUND*      BOND FUND*
                                       ------------  ------------  -----------
   Trust Class Shares                       n/a          0.58%        0.75%
   Institutional Class Shares              0.23%          n/a          n/a
   Institutional Sweep Class Shares         n/a          0.83          n/a
   Class A Shares                           n/a          1.08         1.00
   Class C Shares                           n/a           n/a         1.75

                                           VALUE        GROWTH      BURKENROAD
                                           FUND**        FUND**       FUND*
                                          -------      --------    ----------
   Trust Class Shares                      1.10%         1.10%         n/a
   Class A Shares                          1.35          1.35         1.40%
   Class C Shares                          2.10          2.10          n/a
   Class D Shares                           n/a           n/a         1.65

"n/a" designates that the Fund does not offer this class.
* The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2008.
** The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.

ADMINISTRATION AGREEMENT
      SEI Investments Global Funds Services is the "Administrator" of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
      The Funds and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.
      The Administrator has voluntarily agreed to limit its fee charged to the Prime Money Market Fund to 0.06% of the Fund's daily net assets. The Administrator intends to continue its voluntary waiver, but may discontinue it at any time without notice.

TRANSFER AGENT AND CUSTODIAN AGREEMENT
      Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.


                                      ----
                                       58
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------


      Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets, subject to a minimum of $250 per month.

DISTRIBUTION AGREEMENT
      The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                                                       TREASURY
                                           PRIME      SECURITIES    STRATEGIC
                                       MONEY MARKET  MONEY MARKET    INCOME
                                           FUND          FUND       BOND FUND
                                       ------------  ------------  -----------
   Trust Class Shares                       n/a           --           --
   Institutional Class Shares                --          n/a          n/a
   Institutional SweepClass Shares          n/a           --          n/a
   Class A Shares                           n/a         0.25%          --
   Class C Shares                           n/a          n/a        0.75%

                                           VALUE        GROWTH     BURKENROAD
                                           FUND          FUND         FUND
                                          -------      --------    ----------
   Trust Class Shares                        --           --          n/a
   Class A Shares                            --           --           --
   Class C Shares                          0.75%        0.75%         n/a
   Class D Shares                           n/a          n/a         0.25%

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2008, Hancock Investment Securities, Inc. received distribution fees in the amount of $621,297, $8, $13, $9 and $8,637 for the Treasury Securities Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.
      The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                                                       TREASURY
                                           PRIME      SECURITIES    STRATEGIC
                                       MONEY MARKET  MONEY MARKET    INCOME
                                           FUND          FUND       BOND FUND
                                       ------------  ------------  -----------
   Trust Class Shares                      n/a            --           --
   Institutional Class Shares               --           n/a          n/a
   Institutional Sweep Class Shares        n/a          0.25%         n/a
   Class A Shares                          n/a          0.25         0.25%
   Class C Shares                          n/a           n/a         0.25

                                           VALUE        GROWTH     BURKENROAD
                                           FUND          FUND         FUND
                                          -------      --------    ----------
   Trust Class Shares                        --            --         n/a
   Class A Shares                          0.25%         0.25%       0.25%
   Class C Shares                          0.25          0.25         n/a
   Class D Shares                           n/a           n/a        0.25

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares. During the year ended January 31, 2008, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $844,992, $24,629, $32,006, $23,996 and $17,262 for the Treasury Securities
Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund, respectively.

INVESTMENT IN AFFILIATED COMPANIES
      The Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund may invest in the Prime Money Market Fund for cash management purposes. To the extent the Funds invest in the Prime Money Market Fund, they will indirectly bear a pro rata portion of the Prime Money Market Fund's portfolio management fees and other Fund operating expenses.

OTHER
      Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.
      The services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.



                                      ----
                                       59
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------


4. SHARE TRANSACTIONS:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                          PRIME             TREASURY SECURITIES       STRATEGIC INCOME
                                     MONEY MARKET FUND       MONEY MARKET FUND           BOND FUND
                                    -------------------     --------------------     ------------------
                                       2008      2007           2008        2007         2008      2007
                                    -------------------     --------------------     ------------------
Trust Class Shares:
  Shares issued                         n/a       n/a        452,779     369,748        1,120     1,609
  Shares reinvested                     n/a       n/a            192         151           46        35
  Shares redeemed                       n/a       n/a       (468,353)   (337,441)      (1,005)     (938)
                                    -------   -------       --------    --------       ------     -----
Total Trust Class
  Shares Transactions                   n/a       n/a        (15,382)     32,458          161       706
                                    -------   -------       --------    --------       ------     -----
Institutional Class Shares:
  Shares issued                      67,029    67,519            n/a         n/a          n/a       n/a
  Shares reinvested                      --        --            n/a         n/a          n/a       n/a
  Shares redeemed                   (54,679)  (32,635)           n/a         n/a          n/a       n/a
                                    -------   -------       --------    --------       ------     -----
Total Institutional Class
  Shares Transactions                12,350    34,884            n/a         n/a          n/a       n/a
                                    -------   -------       --------    --------       ------     -----
Institutional Sweep Class Shares:
  Shares issued                         n/a       n/a        857,060     959,590          n/a       n/a
  Shares reinvested                     n/a       n/a            225         245          n/a       n/a
  Shares redeemed                       n/a       n/a       (904,565)   (959,425)         n/a       n/a
                                    -------   -------       --------    --------       ------     -----
Total Institutional Sweep Class
  Shares Transactions                   n/a       n/a        (47,280)        410          n/a       n/a
                                    -------   -------       --------    --------       ------     -----
Class A Shares:
  Shares issued                         n/a       n/a        875,824     612,453          762       446
  Shares reinvested                     n/a       n/a          1,287       1,071           53        37
  Shares redeemed                       n/a       n/a       (821,400)   (477,143)        (387)     (194)
                                    -------   -------       --------    --------       ------     -----
Total Class A Shares Transactions       n/a       n/a         55,711     136,381          428       289
                                    -------   -------       --------    --------       ------     -----
Class C Shares:
  Shares issued                         n/a       n/a            n/a         n/a            1         4
  Shares reinvested                     n/a       n/a            n/a         n/a           --        --
  Shares redeemed                       n/a       n/a            n/a         n/a           --        (5)
                                    -------   -------       --------    --------       ------     -----
Total Class C Shares Transactions       n/a       n/a            n/a         n/a            1        (1)
                                    -------   -------       --------    --------       ------     -----
Net Change in Capital Shares         12,350    34,884         (6,951)    169,249          590       994
                                    =======   =======       ========    ========       ======     =====

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either 0 or have been rounded to 0.


                                      ----
                                       60
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------



4. SHARE TRANSACTIONS (CONTINUED):

Shares issued, reinvested and redeemed for the Funds were as follows (000):

                                                                                          BURKENROAD
                                        VALUE FUND               GROWTH FUND                 FUND
                                    -------------------     --------------------      ------------------
                                       2008      2007           2008        2007         2008      2007
                                    -------------------     --------------------      ------------------
Trust Class Shares:
  Shares issued                       1,723       806          1,609         762          n/a       n/a
  Shares reinvested                     300       123             59         219          n/a       n/a
  Shares redeemed                    (1,525)     (645)        (1,456)       (483)         n/a       n/a
                                    -------   -------       --------    --------        ------     -----
Total Trust Class
  Shares Transactions                   498       284            212         498          n/a       n/a
                                    -------   -------       --------    --------        ------     -----
Class A Shares:
  Shares issued                         944       843            645         622          187       246
  Shares reinvested                     226       128             45         232            8        --
  Shares redeemed                      (570)     (297)          (445)       (297)        (140)      (97)
                                    -------   -------       --------    --------        ------     -----
Total Class A Shares Transactions       600       674            245         557           55       149
                                    -------   -------       --------    --------        ------     -----
Class C Shares:
  Shares issued                         196        25              4           9          n/a       n/a
  Shares reinvested                       8         3              1           4          n/a       n/a
  Shares redeemed                       (24)      (14)            (9)        (14)         n/a       n/a
                                    -------   -------       --------    --------        ------     -----
Total Class C Shares Transactions       180        14             (4)         (1)         n/a       n/a
                                    -------   -------       --------    --------        ------     -----
Class D Shares:
  Shares issued                         n/a       n/a            n/a         n/a           18        75
  Shares reinvested                     n/a       n/a            n/a         n/a            3        --
  Shares redeemed                       n/a       n/a            n/a         n/a          (38)      (57)
                                    -------   -------       --------    --------        ------     -----
Total Class D Shares Transactions       n/a       n/a            n/a         n/a          (17)       18
                                    -------   -------       --------    --------        ------     -----
Net Change in Capital Shares          1,278       972            453       1,054           38       167
                                    =======   =======       ========    ========       ======     =====

"n/a" designates that the Fund does not offer this class. Amounts designated as "--" are either 0 or have been rounded to 0.

5. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2008 were as follows:
                                    STRATEGIC
                                     INCOME       VALUE     GROWTH   BURKENROAD
                                    BOND FUND     FUND       FUND       FUND
                                      (000)       (000)     (000)      (000)
                                    ----------   --------  --------  ----------
Cost of Security Purchases
   U.S. Government Securities         $17,627    $     --   $    --   $    --
   Other                               11,059     104,599    59,856    11,686

Proceeds from Sales and Maturities
   U.S. Government Securities         $10,515    $     --   $    --   $    --
   Other                                3,846      88,985    56,474    11,343


                                      ----
                                       61
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------


6. FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends April 30th. The tax disclosure is representative as of the most recent tax measurement periods ended April 30, 2007 and October 31, 2007 for the net investment taxable income and capital gains/losses, respectively.

Accordingly, the following reclassifications have been made to/from the following accounts (000):

                                 UNDISTRIBUTED        ACCUMULATED    ADDITIONAL
                             NET INVESTMENT INCOME/   NET REALIZED    PAID-IN
                              (ACCUMULATED LOSS)         GAIN         CAPITAL
                             ----------------------   -----------    -----------
Strategic Income Bond Fund          $  9                $  (9)         $   --
Growth Fund                          367                 (367)             --
Burkenroad Fund                      147                   (8)           (139)

Permanent differences were primarily attributable to net operating losses, distribution reclasses and different treatment for gains and losses on paydowns of mortgage and asset backed securities.

The tax character of dividends and distributions declared during the years ended January 31, 2008 and January 31, 2007 was as follows (000):

                                           ORDINARY INCOME       LONG-TERM CAPITAL GAIN             TOTALS
                                         2008          2007       2008           2007         2008          2007
                                       --------      --------    -------        -------      -------        -------
Prime Money Market Fund                $ 2,090       $ 1,525     $    --        $    --      $ 2,090        $ 1,525
Treasury Securities Money Market Fund   20,828        17,109          --             --       20,828         17,109
Strategic Income Bond Fund               4,607         3,971          --             --        4,607          3,971
Value Fund                               1,232         1,026      13,422          7,719       14,654          8,745
Growth Fund                                106            --       1,895         10,165        2,001         10,165
Burkenroad Fund                             --            --         385             --          385             --

Amounts designated as "--" are either $0 or have been rounded to $0.

As of January 31, 2008, the estimated components of distributable earnings on a tax basis were as follows (000):

                                             STRATEGIC
                                              INCOME             VALUE           GROWTH         BURKENROAD
                                             BOND FUND           FUND             FUND             FUND
                                           --------------     ----------       ---------       ------------
Undistributed ordinary income                 $   --           $    --          $    --          $   --
Undistributed long-term capital gain              --                --               --              --
Unrealized appreciation (depreciation)         3,296            19,816           10,523           4,147
Other temporary differences                       50               111              645             257
                                              ------           -------          -------          ------
Total distributable earnings                  $3,346           $19,927          $11,168          $4,404
                                              ======           =======          =======          ======

Other temporary differences reflect income, capital gains/(losses) and distributions from the most recent tax measurement period through January 31, 2008.

The Prime Money Market Fund and Treasury Securities Money Market Fund had no distributable earnings as of January 31, 2008.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                      ----
                                       62
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------


For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended January 31, 2008, the Strategic Income Bond Fund and the Burkenroad Fund utilized capital loss carryforwards of $174,600 and $295,282, respectively, to offset realized capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2008 were as follows:

                                                              AGGREGATE       AGGREGATE
                                                                GROSS           GROSS
                                                             UNREALIZED      UNREALIZED      NET UNREALIZED
                                        FEDERAL TAX COST    APPRECIATION    DEPRECIATION      APPRECIATION
                                              (000)             (000)           (000)             (000)
                                        ----------------    ------------    ------------     --------------
Strategic Income Bond Fund                 $116,539          $   3,895        $   (599)         $ 3,296
Value Fund                                  132,966             26,622          (6,806)          19,816
Growth Fund                                  80,827             15,229          (4,706)          10,523
Burkenroad Fund                              21,690              6,033          (1,886)           4,147

For Federal income tax purposes, the book cost of securities owned at January 31, 2008 for the Prime Money
Market  Fund and Treasury Securities Money Market Fund was equal to tax cost.

7. OTHER

On January 31, 2008, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

                                                 NUMBER OF      % OF OUTSTANDING
                                                SHAREHOLDERS        SHARES
                                               --------------   ----------------
Prime Money Market Fund, Institutional Class          1               100%
Treasury Securities Money Market Fund,
   Trust Class                                        1                96
Treasury Securities Money Market Fund,
   Institutional Sweep Class                          1                96
Treasury Securities Money Market Fund, Class A        3               100
Strategic Income Bond Fund, Trust Class               2               100
Strategic Income Bond Fund, Class A                   1                47
Strategic Income Bond Fund, Class C                   5                89
Value Fund, Trust Class                               2                93
Value Fund, Class A                                   1                20
Value Fund, Class C                                   2                39
Growth Fund, Trust Class                              2               100
Growth Fund, Class A                                  1                25
Growth Fund, Class C                                  2                29
Burkenroad Fund, Class A                              1                17
Burkenroad Fund, Class D                              2                23

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8. INDEMNIFICATIONS:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust's experience, the risk of loss from such claims is considered remote.

9. NEW ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial

                                      ----
                                       63
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-----------------------------------------
--------------------------------------------------------------------------------
statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.





                                      ----
                                       64
                                      ----

-------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM           [LOGO OMITTED]
-------------------------------------------------------         JANUARY 31, 2008
--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees
Hancock Horizon Funds of The Advisors' Inner Circle Fund II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Prime Money Market Fund, Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund (six of the portfolios constituting The Advisors' Inner Circle Fund II (the "Trust")) as of January 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended January 31, 2005 were audited by other auditors, whose reports dated March 22, 2005 and March 12, 2004, respectively, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of January 31, 2008, and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Prime Money Market Fund, Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund of The Advisors' Inner Circle Fund II at January 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP



Philadelphia, Pennsylvania
March 27, 2008



                                      ----
                                       65
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue

                                                 TERM OF
                           POSITION(S)          OFFICE AND
    NAME, ADDRESS,          HELD WITH            LENGTH OF                     PRINCIPAL OCCUPATION(S)
        AGE 1               THE TRUST         TIME SERVED 2                      DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER             Chairman         (Since 1991)        Currently performs various services on behalf of
61 yrs. old                of the Board                           SEI Investments for which Mr. Nesher is
                            of Trustees                           compensated. Executive Vice President of SEI
                                                                  Investments, 1986-1994. Director and Executive
                                                                  Vice President of the Administrator and the
                                                                  Distributor, 1981-1994.




---------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN              Trustee         (Since 1992)        Self-employed Consultant since 2003. Partner,
1701 Market Street,                                               Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                            1976-2003, counsel to the Trust, SEI Investments,
67 yrs. old                                                       the Administrator and the Distributor. Director
                                                                  of SEI Investments since 1974; Secretary of SEI
                                                                  Investments since 1978.




---------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       66
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2008
--------------------------------------------------------------------------------


of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-346-6300. The following chart lists Trustees and Officers as of January 31, 2008.

                                 NUMBER OF
                                 FUNDS IN
                     THE ADVISORS' INNER CIRCLE FUND II
 NAME, ADDRESS,               OVERSEEN BY BOARD                         OTHER DIRECTORSHIPS
     AGE 1                         MEMBER                         HELD BY BOARD MEMBER/OFFICER 3
---------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS
-------------
ROBERT A. NESHER                    14                     Trustee of The Advisors' Inner Circle Fund, Bishop
61 yrs. old                                                Street Funds, SEI Asset Allocation Trust, SEI
                                                           Daily Income Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI Institutional
                                                           Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                           Exempt Trust, SEI Opportunity Master Fund, L.P.,
                                                           SEI Opportunity Fund, L.P., SEI Global Master
                                                           Fund, PLC, SEI Global Assets Fund, PLC, SEI Global
                                                           Investments Fund, PLC, SEI Investments Global,
                                                           Limited, SEI Investments Global Fund Services,
                                                           Limited, SEI Investments (Europe) Ltd., SEI
                                                           Investments Unit Trust Management (UK) Limited and
                                                           SEI Global Nominee Ltd.
----------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                    14                     Director of SEI Investments Company and SEI
1701 Market Street,                                        Investments Distribution Co., SEI Investments
Philadelphia, PA 19103                                     Global Fund Services Limited, SEI Investments
67 yrs. old                                                Global Limited, Trustee of The The Advisors' Inner
                                                           Circle Fund, Bishop Street Funds, SEI Asset
                                                           Allocation Trust, SEI Daily Income Trust, SEI
                                                           Index Funds, SEI Institutional International
                                                           Trust, SEI Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid Asset
                                                           Trust, SEI Tax Exempt Trust, SEI Investments
                                                           Global Fund Services Limited, SEI Investments
                                                           Global, Limited, SEI Investments (Europe), Limited
                                                           SEI Investments (Asia) Limited and SEI Asset Korea
                                                           Co., Ltd.
----------------------------------------------------------------------------------------------------------------------


                                      ----
                                       67
                                      ----

---------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                 TERM OF
                           POSITION(S)          OFFICE AND
    NAME, ADDRESS,          HELD WITH            LENGTH OF                     PRINCIPAL OCCUPATION(S)
        AGE 1               THE TRUST          TIME SERVED 2                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
---------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY               Trustee         (Since 1994)        Attorney, Solo Practitioner since 1994.
76 yrs. old                                                       Partner, Dechert, September 1987-December 1993.




---------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.       Trustee         (Since 1999)        Chief Executive Officer, Newfound Consultants,
65 yrs. old                                                       Inc. since April 1997. General Partner, Teton
                                                                  Partners, L.P., June 1991- December 1996; Chief
                                                                  Financial Officer, Nobel Partners, L.P., March
                                                                  1991-December 1996; Treasurer and Clerk, Peak
                                                                  Asset Management, Inc., since 1991.




---------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.


                                      ----
                                       68
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                 NUMBER OF
                                 FUNDS IN
                     THE ADVISORS' INNER CIRCLE FUND II
 NAME, ADDRESS,               OVERSEEN BY BOARD                         OTHER DIRECTORSHIPS
     AGE 1                         MEMBER                         HELD BY BOARD MEMBER/OFFICER 3
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
JAMES M. STOREY                     14                     Trustee of The Advisors' Inner Circle Fund, Bishop
76 yrs. old                                                Street Funds, SEI Asset Allocation Trust, SEI
                                                           Daily Income Trust, SEI Index Funds, SEI
                                                           Institutional International Trust, SEI
                                                           Institutional Investments Trust, SEI Institutional
                                                           Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                           Exempt Trust and U.S. Charitable Gift Trust.
---------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.             14                     Trustee, State Street Navigator Securities Lending
65 yrs. old                                                Trust, since 1995. Trustee of The Advisors' Inner
                                                           Circle Fund, Bishop Street Funds, SEI Asset
                                                           Allocation Trust, SEI Daily Income Trust, SEI
                                                           Index Funds, SEI Institutional International
                                                           Trust, SEI Institutional Investments Trust, SEI
                                                           Institutional Managed Trust, SEI Liquid Asset
                                                           Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                           Master Fund, L.P., and SEI Opportunity Fund, L.P.
---------------------------------------------------------------------------------------------------------------------

                                      ----
                                       69
                                      ----

---------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                TERM OF
                            POSITION(S)       OFFICE AND
      NAME, ADDRESS,         HELD WITH         LENGTH OF                    PRINCIPAL OCCUPATION(S)
          AGE 1              THE TRUST       TIME SERVED 2                    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
BETTY L. KRIKONIAN           Trustee         (Since 2005)         Self-employed Legal and Financial Services
65 yrs. old                                                       Consultant since 2003. Counsel to State Street Bank
                                                                  Global Securities and Cash Operations from
                                                                  1995 to 2003.
---------------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM           Trustee         (Since 2005)         Self-employed Business Consultant, Business
73 yrs. old                                                       Project Inc. since 1997. CEO and President, United
                                                                  Grocers Inc. from 1997 to 2000.
---------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON          Trustee         (Since 2005)         Retired.
65 yrs. old


---------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA          President        (Since 2003)         Senior Operations Officer, SEI Investments,
45 yrs. old                                                       Fund Accounting and Administration (1996-present);
                                                                  Assistant Chief Accountant of the U.S. Securities
                                                                  and Exchange Commission's Division of Investment
                                                                  Management (1993-1996).
---------------------------------------------------------------------------------------------------------------------
MICHAEL LAWSON        Controller and Chief   (Since 2005)         Director, SEI Investments, Fund Accounting since
47 yrs. old             Financial Officer                         July 2005. Manager, SEI Investments AVP from April
                                                                  1995 to February 1998 and November 1998
                                                                  to July 2005.
---------------------------------------------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI
  Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.





                                      ----
                                       70
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                          NUMBER OF
                                          FUNDS IN
                              THE ADVISORS' INNER CIRCLE FUND II
 NAME, ADDRESS,                        OVERSEEN BY BOARD                         OTHER DIRECTORSHIPS
     AGE 1                                  MEMBER                         HELD BY BOARD MEMBER/OFFICER 3
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)
-------------------------
BETTY L. KRIKONIAN                           14                    Trustee of The Advisors' Inner Circle Fund
65 yrs. old                                                        and Bishop Street Funds.


--------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM                           14                    Trustee of The Advisors' Inner Circle Fund,
73 yrs. old                                                        Bishop Street Funds. Oregon Trust Co. and
                                                                   O.T. Logistics, Inc.
--------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON                          14                    Director, Federal Agricultural Mortgage
65 yrs. old                                                        Corporation. Trustee of The Advisors' Inner
                                                                   Circle Fund and Bishop Street Funds.
--------------------------------------------------------------------------------------------------------------
OFFICERS
--------
JAMES F. VOLK, CPA                           N/A                                  N/A
45 yrs. old



--------------------------------------------------------------------------------------------------------------
MICHAEL LAWSON                               N/A                                  N/A
47 yrs. old


--------------------------------------------------------------------------------------------------------------





                                      ----
                                       71
                                      ----

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                            TERM OF
                                    POSITION(S)           OFFICE AND
      NAME, ADDRESS,                 HELD WITH             LENGTH OF                    PRINCIPAL OCCUPATION(S)
          AGE 1                      THE TRUST            TIME SERVED                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
CAROLYN E. MEAD                 Vice President and       (Since 2003)   Corporate Counsel of SEI since 2007, Associate,
50 yrs. old                          Secretary                          Stradley, Ronon, Stevens & Young, 2004-2007;
                                                                        Counsel ING Variable Annuities, 1999-2002.
------------------------------------------------------------------------------------------------------------------------------------
JAMES NDIAYE                    Vice President and       (Since 2004)   Employed by SEI Investments Company since
39 yrs. old                          Secretary                          2004. Vice President, Deusche Asset Management
                                                                        from 2003-2004. Associate, Morgan, Lewis & Bockius
                                                                        LLP from 2000-2003. Counsel, Assistant Vice President,
                                                                        ING Variable Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO             Assistant Vice President    (Since 2000)   General Counsel, Vice President and Assistant
39 yrs. old                  and Assistant Secretary                    Secretary of SEI Investments Global Funds Services
                                                                        since 1999; Associate, Dechert (law firm) from
                                                                        1997-1999; Associate, Richter, Miller & Finn
                                                                        (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY                   Chief Compliance         (Since 2006)   Director of Investment Product Management
45 yrs. old                          Officer                            and Development at SEI Investments since
                                                                        February 2003. Senior Investment Analyst, Equity
                                                                        team at SEI Investments from March 2000 to
                                                                        February 2003.
------------------------------------------------------------------------------------------------------------------------------------
SOFIA ROSALA                 Assistant Vice President    (Since 2004)   Vice President and Assistant Secretary of SEI
32 yrs. old                  and Assistant Secretary                    Investments Management Corp. and SEI Global
                                                                        Funds Services since 2005. Compliance Officer of
                                                                        SEI Investments from 2001-2004. Account and
                                                                        Product Consultant SEI Private Trust Company,
                                                                        1998-2001.
------------------------------------------------------------------------------------------------------------------------------------
NICOLE WELCH                        AML Officer          (Since 2006)   Assistant Vice President and AML Compliance Officer
30 yrs. old                                                             of SEI Investments since January 2005. Compliance
                                                                        Analyst at TD Waterhouse from January 2004 to
                                                                        November 2004. Senior Compliance Analyst at
                                                                        UBS Financial Services from October 2002 to
                                                                        January 2004. Knowledge Management Analyst at
                                                                        PricewaterhouseCoopers Consulting from September
                                                                        2000 to October 2002.
------------------------------------------------------------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom
  Valley Drive, Oaks, Pennsylvania 19456.

                                      ----
                                       72
                                      ----

                                                                  [LOGO OMITTED]
                                                                JANUARY 31, 2007
--------------------------------------------------------------------------------

                                         NUMBER OF
                                          FUNDS IN
                             THE ADVISORS' INNER CIRCLE FUND II
      NAME, ADDRESS,                 OVERSEEN BY BOARD              OTHER DIRECTORSHIPS
          AGE 1                           MEMBER                   HELD BY BOARD MEMBER
---------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------
CAROLYN E. MEAD                              N/A                            N/A
50 yrs. old


---------------------------------------------------------------------------------------
JAMES NDIAYE                                 N/A                            N/A
39 yrs. old



---------------------------------------------------------------------------------------
TIMOTHY D. BARTO                             N/A                            N/A
39 yrs. old



---------------------------------------------------------------------------------------
RUSSELL EMERY                                N/A                            N/A
45 yrs. old



---------------------------------------------------------------------------------------
SOFIA ROSALA                                 N/A                            N/A
32 yrs. old




---------------------------------------------------------------------------------------
NICOLE WELCH                                 N/A                            N/A
30 yrs. old





---------------------------------------------------------------------------------------

                                      ----
                                       73
                                      ----

----------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
----------------------------------
--------------------------------------------------------------------------------

For shareholders that do not have a January 31, 2008 tax year end, this notice is for informational use only. For the fiscal year ended January 31, 2008, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                     LONG TERM      ORDINARY                     DIVIDENDS     QUALIFIED      U.S.        INTEREST      SHORT-TERM
                   CAPITAL GAINS     INCOME          TOTAL        RECEIVED     DIVIDEND   GOVERNMENT       RELATED     CAPITAL GAIN
FUND               DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DEDUCTION (1)  INCOME (2)  INTEREST (3)  DIVIDENDS (4)  DIVIDEND (5)
----               -------------  -------------  -------------  -------------  ----------  ------------  -------------  -----------
Prime Money
  Market Fund          0.00%       100.00%         100.00%          0.00%         0.00%       0.81%       100.00%         0.00%

Treasury Securities
  Money Market Fund    0.00%       100.00%         100.00%          0.00%         0.00%      33.92%       100.00%         0.00%

Strategic Income
  Bond Fund            0.00%       100.00%         100.00%          0.00%         0.00%      21.53%        99.57%         0.00%

Value Fund            91.59%         8.41%         100.00%        100.00%       100.00%       0.00%         0.00%         0.00%

Growth Fund           94.72%         5.28%         100.00%          0.00%         0.00%       0.00%         0.00%       100.00%

Burkenroad Fund      100.00%         0.00%         100.00%          0.00%         0.00%       0.00%         0.00%         0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividend" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. This provision of the IRC will be expiring for years beginning after January 1, 2008.


                                      ----
                                       74
                                      ----

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                             WALL STREET SAVVY,
                                 MAIN STREET TOUCH.


                               INVESTMENT ADVISER
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                               Gulfport, MS 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  ADMINISTRATOR
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.


                           THE HANCOCK HORIZON FUNDS:
                           o NOT FDIC INSURED
                           o NO BANK GUARANTEE
                           o May Lose Value

                                 [LOGO OMITTED]

                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.888.346.6300
                           WWW.HANCOCKHORIZONFUNDS.COM

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George Sullivan and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by Ernst & Young LLP ("E&Y") related to the Hancock Horizon Family of Funds and the SmartGrowth Family of Funds (the "Funds") for fiscal year 2008 and the Hancock Horizon Family of Funds for fiscal 2007.

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years was as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2008                                                   2007
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $197,760            N/A               N/A             $130,900            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-
        Related          N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------



Notes:
   (1) Audit fees include amounts related to the audit of the Funds' annual financial statements, performance of security counts in compliance with rule 17f-2 of the Investment Company Act of 1940, and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures. The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y to non-audit services pursuant to waiver of pre-approval requirement were as follows:

            -------------------------- ---------------- ---------------
                                             2008            2007
            -------------------------- ---------------- ---------------
            Audit-Related Fees               N/A              N/A

            -------------------------- ---------------- ---------------
            Tax Fees                         N/A              N/A

            -------------------------- ---------------- ---------------
            All Other Fees                   N/A              N/A

            -------------------------- ---------------- ---------------

(f)      Not applicable.

(g)(1) The aggregate non-audit fees and services billed by E&Y for last two fiscal years were $0 nd $0 for 2008 and 2007, respectively.

(h)        Not applicable.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 18, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ James F. Volk
                                          ----------------------------
                                          James F. Volk
                                          President
Date: April 7, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ James F. Volk
                                          ----------------------------
                                          James F. Volk
                                          President
Date: April 7, 2008


By (Signature and Title)*                 /s/ Michael Lawson
                                          ----------------------------
                                          Michael Lawson
                                          Controller and Chief Financial Officer
Date: April 7, 2008


* Print the name and title of each signing officer under his or her signature.